                             (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                                             Statement of Additional Information
                                                               dated May 1, 2007
                                          as amended and restated August 1, 2007

                       Statement of Additional Information

                     John Hancock Variable Annuity Account V

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                          PROSPECTUSES ISSUED BY JHLICO
           ( to be read with this Statement of Additional Information)

                       Accommodator 2000 Variable Annuity
                       Independence 2000 Variable Annuity
                     Independence Preferred Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Annuity Service Office                  Mailing Address
601 Congress Street                     Post Office Box 55106
Boston, Massachusetts 02210-2805        Boston, Massachusetts 02205-5106
(617) 663-3000 or (800) 732-5543        www.jhannuities.com

JHLICO VA ACCT V SAI 8/07

                                Table of Contents

DISTRIBUTION ..............................................................    3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS ....................    3
CALCULATION OF PERFORMANCE DATA ...........................................    6
   MONEY MARKET VARIABLE INVESTMENT OPTIONS ...............................    6
   OTHER VARIABLE INVESTMENT OPTIONS ......................................    6
      "Standardized" Total Return .........................................    6
      Yield ...............................................................    7
      "Non-Standardized" Performance ......................................    7
OTHER PERFORMANCE INFORMATION .............................................    7
CALCULATION OF ANNUITY PAYMENTS ...........................................    8
   CALCULATION OF ANNUITY UNITS ...........................................    8
      Annuity Unit Values .................................................    9
      Mortality Tables ....................................................    9
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES ......................    9
   NET INVESTMENT RATE ....................................................    9
   ADJUSTMENT OF UNITS AND VALUES .........................................    9
   HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION
      UNIT VALUES AND ANNUITY UNIT VALUES .................................   10
PURCHASES AND REDEMPTIONS OF FUND SHARES ..................................   10
THE SEPARATE ACCOUNT ......................................................   10
DELAY OF CERTAIN PAYMENTS .................................................   10
LIABILITY FOR TELEPHONE TRANSFERS .........................................   11
VOTING PRIVILEGES .........................................................   11
LEGAL AND REGULATORY MATTERS ..............................................   12
FINANCIAL STATEMENTS ......................................................   13

                                  Distribution

John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of JHLICO, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006, 2005 and 2004 were $1,100,644, $6,482,728 and $14,434,824, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2006, 2005, and 2004 were $516,555,523, $510,874,858 and
$403,619,081, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment funds or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the NASD (or their affiliated broker-dealers) that we are aware (as of December 1, 2006) received a revenue sharing payment of more than $5,000 with respect to annuity business during the last calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation

                                   DISTRIBUTOR

                      AIG - Royal Alliance Associates, Inc.
                    American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
               Berthal, Fisher & Company Financial Services, Inc.
                            Centaurus Financial, Inc.
                          Citicorp Investment Services
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                 ING - Financial Network Investment Corporation
                  ING - Multi-Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                     Jefferson Pilot Securities Corporation
                          LaSalle St Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                           Linsco/Private Ledger Corp.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                            McDonald Investments Inc.
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                          Ohio Savings Securities, Inc.
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                        Prospera Financial Services, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                         Sammons Securities Company, LLC
                           Scott & Stringfellow, Inc.
                            Securities America, Inc.

                                   DISTRIBUTOR

                           Sigma Financial Corporation
                            Signator Investors, Inc.
                          (subsidiary of John Hancock)
                             SWS Financial Services
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                               US Advisors Network
                         US Bancorp Piper Jaffray & Co.
                           USAllianz Securites, Inc.
                      Uvest Financial Services Group, Inc.
                            Wachovia Securities, LLC
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                        Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the funds underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

                                                        (365/7)
              Effective yield = (Base period return + 1)        - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                                           n
                              P x ( 1 + T )  = ERV

Where:

P = a hypothetical initial premium payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three, five and ten year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                    [           6    ]
                           Yield = 2[(a - b    )  - 1]
                                    [(----- + 1)     ]
                                    [(  cd     )     ]

where:

     a = net investment income earned during the period by the fund whose shares are owned by the variable investment option

     b = expenses accrued for the period (net of any reimbursements)

     c = the average daily number of accumulation units outstanding during the period

     d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                 (1) the age and, possibly, sex of the payee and

                (2) the assumed investment rate (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.79 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $277.92.

                           4000.000 x 12.000000 x 5.79
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 198.514 ($177.92/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $278.91 (198.514 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

     For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

     (2) for each calendar day in the period, a deduction of 0.003425% (the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009658) x .99990575]
or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    Purchases and Redemptions of Fund Shares

John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Fund for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each Fund determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Fund. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

-    requiring personal identification,

-    tape recording calls, and

-    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                      the corresponding class of the fund's
                                     shares

     At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3)  the approval of a Series Fund's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund. We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

We will furnish you information and forms so that you may give voting instructions.

We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company

Years Ended December 31, 2006, 2005, and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................  F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets as of December 31, 2006 and 2005..............  F-3

Consolidated Statements of Income for the years ended December 31, 2006 and December 31, 2005 and the periods April 29, 2004 through
  December 31, 2004 (Company) and January 1, 2004 through April 28, 2004
  (Predecessor Company)...................................................  F-5

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and
  December 31, 2005 and the periods April 29, 2004 through December 31,
  2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................  F-6

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and December 31, 2005 and the periods April 29, 2004 through
  December 31, 2004 (Company) and January 1, 2004 through April 28, 2004
  (Predecessor Company)...................................................  F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the periods April 29, 2004 through December 31, 2004 and for the predecessor company for the period of January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for the years ended December 31, 2006 and 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans. Also as discussed in Note 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

As discussed in Note 2 to the consolidated financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                                      Restated
                                                               (in millions)
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2006--$45,041.0; 2005--$45,638.4)................ $44,863.2 $45,487.0
Equity securities:
   Available-for-sale--at fair value
   (cost: 2006--$1,018.3; 2005--$636.0)....................   1,105.1     682.1
   Trading securities--at fair value
   (cost: 2005--$4.6)......................................        --       4.6
Mortgage loans on real estate..............................   9,959.5  10,799.6
Real estate................................................   1,280.3     846.4
Policy loans...............................................   2,071.8   2,041.5
Other invested assets......................................   2,287.6   2,887.2
                                                            --------- ---------
   Total Investments.......................................  61,567.5  62,748.4

Cash and cash equivalents..................................     929.2   1,873.0
Accrued investment income..................................     609.7     715.7
Premiums and accounts receivable...........................      31.5      72.1
Goodwill...................................................   3,010.9   3,035.9
Value of business acquired.................................   2,502.1   2,636.3
Deferred policy acquisition costs..........................     890.2     652.5
Intangible assets..........................................   1,330.0   1,348.0
Reinsurance recoverable....................................   4,236.3   4,258.9
Other assets...............................................   2,836.9   3,032.0
Separate account assets....................................  19,071.7  18,662.5
                                                            --------- ---------
   Total Assets............................................ $97,016.0 $99,035.3
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                                      Restated
                                                               (in millions)
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits..................................... $45,679.6 $44,895.1
Policyholders' funds.......................................  12,374.8  15,928.5
Consumer notes.............................................   2,454.1   2,487.7
Unearned revenue...........................................     215.5     140.9
Unpaid claims and claim expense reserves...................     138.1     231.6
Dividends payable to policyholders.........................     417.7     415.5
Short-term debt............................................     484.9      18.9
Long-term debt.............................................     487.5     540.4
Deferred income tax liability..............................     394.3     327.5
Other liabilities..........................................   4,755.1   5,013.6
Separate account liabilities...............................  19,071.7  18,662.5
                                                            --------- ---------
   Total Liabilities.......................................  86,473.3  88,662.2

Minority interest..........................................     128.1        --

Shareholder's Equity:

Common stock...............................................     330.0     330.0
Additional paid in capital.................................   9,350.1   9,423.4
Retained earnings..........................................     296.0     275.4
Accumulated other comprehensive income.....................     438.5     344.3
                                                            --------- ---------
   Total Shareholder's Equity..............................  10,414.6  10,373.1
                                                            --------- ---------
   Total Liabilities and Shareholder's Equity.............. $97,016.0 $99,035.3
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                          Company                 Predecessor Company
                                                           -------------------------------------  -------------------
                                                                                     Period from      Period from
                                                                                      April 29,       January 1,
                                                                                         2004            2004
                                                            Year ended   Year ended    through          through
                                                           December 31, December 31, December 31,      April 28,
                                                               2006         2005         2004            2004
                                                           ------------ ------------ ------------ -------------------
                                                                          Restated     Restated        Restated
                                                                                 (in millions)
Revenues
   Premiums...............................................   $2,687.8     $1,983.8     $1,327.3        $  617.1
   Universal life and investment-type product charges.....      500.5        484.7        300.8           149.4
   Net investment income..................................    3,527.6      3,475.3      2,131.3         1,284.7
   Net realized investment and other gains (losses), net
     of amounts credited to participating pension
     contractholders ( $1.3), ($4.7), ($34.9) and $(8.2),
     respectively)........................................        6.2        514.6        (50.9)          124.1
   Investment management revenues, commissions and other
     fees.................................................      843.5        777.7        513.1           278.2
   Other revenue..........................................       31.3         47.2          4.2             7.8
                                                             --------     --------     --------        --------
       Total revenues.....................................    7,596.9      7,283.3      4,225.8         2,461.3

Benefits and expenses
   Benefits to policyholders, excluding amounts related
     to net realized investment and other gains (losses)
     credited to participating pension contractholders
     ($1.3), ($4.7), ($34.9) and $(8.2), respectively)....    4,479.6      3,911.0      2,313.4         1,299.5
   Other operating costs and expenses.....................    1,460.2      1,464.1        997.1           345.4
   Amortization of deferred policy acquisition costs and
     value of business acquired...........................      299.1        174.3        138.9           110.9
   Dividends to policyholders.............................      509.9        513.4        316.9           157.1
                                                             --------     --------     --------        --------
       Total benefits and expenses........................    6,748.8      6,062.8      3,766.3         1,912.9

Income before income taxes and cumulative effect of
  accounting changes......................................      848.1      1,220.5        459.5           548.4

Income taxes..............................................      267.5        408.8        105.8           167.5
                                                             --------     --------     --------        --------
Income before cumulative effect of accounting changes.....      580.6        811.7        353.7           380.9

Cumulative effect of accounting changes, net of income tax         --           --           --            (3.3)
                                                             --------     --------     --------        --------
Net income................................................   $  580.6     $  811.7     $  353.7        $  377.6
                                                             ========     ========     ========        ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                           Additional            Accumulated Other     Total
                                                   Common   Paid In    Retained    Comprehensive   Shareholder's Outstanding
                                                   Stock    Capital    Earnings    Income (Loss)      Equity       Shares
                                                   ------  ---------- ---------  ----------------- ------------- -----------
                                                               (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported........................................ $ 10.0  $ 4,763.2  $ 1,332.1      $ 1,477.6       $ 7,582.9      1,000
       Restatements...............................                        (68.3)         (49.0)         (117.3)
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at January 1, 2004 - Restated............. $ 10.0  $ 4,763.2  $ 1,263.8      $ 1,428.6       $ 7,465.6      1,000
                                                   ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income - Restated......................                        377.6                          377.6

       Other comprehensive net income, net of
         tax:.....................................
          Net unrealized investment gains.........                                       (28.6)          (28.6)
          Foreign currency translation
            adjustment............................                                        (0.3)           (0.3)
          Minimum pension liability...............                                         0.6             0.6
          Cash flow hedges - Restated.............                                        11.7            11.7
                                                                                                     ---------
   Comprehensive income - Restated................                                                       361.0
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at April 28, 2004 Restated................ $ 10.0  $ 4,763.2  $ 1,641.4      $ 1,412.0       $ 7,826.6      1,000
                                                   ======  =========  =========      =========       =========     ======
Acquisition by Manulife Financial Corporation:
Sale of shareholder's equity - Restated...........  (10.0)  (4,763.2)  (1,641.4)      (1,412.0)       (7,826.6)    (1,000)
Manulife Financial Corporation purchase price -
  Restated........................................   10.0    9,484.1                                   9,494.1      1,000

Company
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at April 29, 2004 - Restated.............. $ 10.0  $ 9,484.1  $      --      $      --       $ 9,494.1      1,000
                                                   ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income - Restated......................                        353.7                          353.7

       Other comprehensive net income, net of
         tax:.....................................
          Net unrealized investment losses........                                       411.4           411.4
          Foreign currency translation
            adjustment............................                                         0.6             0.6
          Minimum pension liability...............                                       (11.0)          (11.0)
          Cash flow hedges - Restated.............                                       191.5           191.5
                                                                                                     ---------
   Comprehensive income - Restated................                                                       946.2

Share based payments - Restated...................               6.5                                       6.5
Dividends paid to Parent..........................                       (200.0)                        (200.0)
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at December 31, 2004 - Restated........... $ 10.0  $ 9,490.6  $   153.7      $   592.5       $10,246.8      1,000
                                                   ======  =========  =========      =========       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)

                                                               Additional          Accumulated Other     Total
                                                        Common  Paid In   Retained   Comprehensive   Shareholder's Outstanding
                                                        Stock   Capital   Earnings   Income (Loss)      Equity       Shares
                                                        ------ ---------- -------- ----------------- ------------- -----------
                                                                   (in millions, except for outstanding share data)
Company
Balance at January 1, 2005 - Restated.................. $ 10.0  $9,490.6  $ 153.7       $ 592.5        $10,246.8      1,000

   Comprehensive income:
       Net income - Restated...........................                     811.7                          811.7

       Other comprehensive net income, net of tax:
          Net unrealized investment gains..............                                  (420.0)          (420.0)
          Foreign currency translation
            adjustment.................................                                    (1.8)            (1.8)
          Minimum pension liability....................                                     2.4              2.4
          Cash flow hedges - Restated..................                                   171.2            171.2
                                                                                                       ---------
   Comprehensive income - Restated.....................                                                    563.5

Manulife Financial Corporation Purchase price
  reallocation.........................................            (82.1)                                  (82.1)

Share based payments - Restated........................             14.9                                    14.9
Capital Contribution paid by Parent....................  320.0                                             320.0     32,000
Dividends paid to Parent...............................                    (690.0)                        (690.0)
                                                        ------  --------  -------       -------        ---------     ------
Balance at December 31, 2005 - Restated................ $330.0  $9,423.4  $ 275.4       $ 344.3        $10,373.1     33,000
                                                        ======  ========  =======       =======        =========     ======
   Comprehensive income:
       Net income......................................                     580.6                          580.6

       Other comprehensive income, net of tax:
          Net unrealized investment losses.............                                    26.0             26.0
          Foreign currency translation
            adjustment.................................                                     0.4              0.4
          Minimum pension liability....................                                   (16.3)           (16.3)
          Cash flow hedges.............................                                   (76.1)           (76.1)
                                                                                                       ---------
       Comprehensive income............................                                                    514.6

Statement 158 transition adjustment....................                                   160.2            160.2
Transfer of real estate from affiliate.................            (86.7)                                  (86.7)
Share based payments...................................            (21.4)                                  (21.4)
Employee stock option plan (ESOP)......................             34.8                                    34.8
Dividends paid to Parent...............................                    (560.0)                        (560.0)
                                                        ------  --------  -------       -------        ---------     ------
Balance at December 31, 2006........................... $330.0  $9,350.1  $ 296.0       $ 438.5        $10,414.6     33,000
                                                        ======  ========  =======       =======        =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           Company                 Predecessor Company
                                                            -------------------------------------  -------------------
                                                                                      Period from      Period from
                                                                                       April 29,       January 1,
                                                                                          2004            2004
                                                             Year ended   Year ended    through          through
                                                            December 31, December 31, December 31,      April 28,
                                                                2006         2005         2004            2004
                                                            ------------ ------------ ------------ -------------------
                                                                           Restated     Restated        Restated
                                                                                  (in millions)
Cash flows from operating activities:
   Net income..............................................  $    580.6   $    811.7   $   353.7        $   377.6
       Adjustments to reconcile net income to
         net cash provided by operating
         activities:
          Amortization of premium - fixed
            maturities.....................................       453.9        587.9       437.1              6.2
          Net realized investment (gains)/losses...........        (6.2)      (514.6)       50.9           (124.1)
          Change in accounting principles..................          --           --          --              3.3
          Amortization of deferred acquisition
            costs..........................................       163.8          4.5        18.3            105.8
          Amortization of value of business
            acquired.......................................       135.3        169.8       120.6              5.1
          Capitalized deferred acquisition costs...........      (395.7)      (416.2)     (236.5)          (121.7)
          Depreciation and amortization....................        28.3         22.9        22.4              9.9
          Net cash flows from trading securities...........         4.6         (0.4)       (3.8)             0.3
          Decrease (increase) in accrued
            investment income..............................       106.0       (294.8)       75.5            (57.2)
          Decrease (increase) in premiums and
            accounts receivable ...........................        40.6        (57.9)       21.0             15.9
          (Increase) decrease in other assets
            and other liabilities, net.....................      (149.6)       429.5       (53.6)           (60.5)
          Increase in policy liabilities and
            accruals, net..................................       876.2        337.4       698.9            314.1
          Increase in income taxes.........................       116.7        530.0       247.3            111.9
                                                             ----------   ----------   ---------        ---------
              Net cash provided by operating
                activities.................................     1,954.5      1,609.8     1,751.8            586.6

Cash flows used in investing activities:
   Sales of:
          Fixed maturities available-for-sale..............    10,381.7      9,978.0     2,156.9          2,731.2
          Equity securities available-for-sale.............       166.7      2,002.8       214.7            154.9
          Real estate......................................         8.8         32.1         6.2             97.7
          Other invested assets............................     1,400.0      1,055.9       570.9            130.7
   Maturities, prepayments and scheduled
     redemptions of:
          Fixed maturities held-to-maturity................          --           --          --             40.3
          Fixed maturities available-for-sale..............       925.9      2,064.8     2,926.4          1,497.6
          Other invested assets............................          --           --         4.6               --
          Mortgage loans on real estate....................     1,877.3      2,224.6     1,019.9            615.0
   Purchases of:
          Fixed maturities available-for-sale..............   (11,072.0)   (11,578.3)   (4,020.5)        (5,983.2)
          Equity securities available-for-sale.............      (462.5)    (1,493.7)     (252.7)           (39.6)
          Real estate......................................      (449.2)      (560.9)     (117.4)            (6.9)
          Other invested assets............................      (552.0)      (454.0)     (508.7)          (626.9)
Mortgage loans on real estate issued.......................    (1,094.0)    (1,428.5)   (1,419.9)          (507.9)
Net cash paid for related party real estate................      (150.4)          --          --               --
Net cash received related to sales of businesses...........        37.9           --          --               --
Other, net.................................................        60.2         (1.0)       (7.4)           (70.2)
                                                             ----------   ----------   ---------        ---------
Net cash provided by (used in) investing
  activities...............................................  $  1,078.4   $  1,841.8   $   573.0        $(1,967.3)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Company                 Predecessor Company
                                                   -------------------------------------  -------------------
                                                                             Period from      Period from
                                                                              April 29,       January 1,
                                                                                 2004            2004
                                                    Year ended   Year ended    through          through
                                                   December 31, December 31, December 31,      April 28,
                                                       2006         2005         2004            2004
                                                   ------------ ------------ ------------ -------------------
                                                                  Restated     Restated        Restated
                                                                         (in millions)
Cash flows from financing activities:
   Capital contribution paid by Parent............  $      --    $   320.0    $      --        $      --
   Dividends paid to Parent.......................     (560.0)      (690.0)      (200.0)          (100.0)
   Increase in notes receivable from affiliates...      (90.0)          --           --               --
   Universal life and investment-type contracts
     deposits.....................................    3,412.6      3,292.4      3,551.4          2,833.0
   Universal life and investment-type contract
     maturities and withdrawals...................   (7,407.8)    (6,412.4)    (6,179.8)        (2,663.7)
   Net transfers to separate accounts from
     policyholders funds..........................      277.5        865.8       (460.9)           (41.1)
   Excess tax benefits related to share based
     payments.....................................       19.3           --           --               --
   (Repayments) issuance of consumer notes, net...      (33.6)       108.6        407.5            372.2
   Issuance of short-term debt....................      478.1        153.4         88.7               --
   Issuance of long-term debt.....................        2.8          3.5          2.3              0.3
   Repayment of short-term debt...................      (67.8)      (197.2)       (46.4)           (41.8)
   Repayment of long-term debt....................       (7.8)       (14.6)       (11.9)            (1.2)
                                                    ---------    ---------    ---------        ---------
   Net cash (used in) provided by financing
     activities...................................   (3,976.7)    (2,570.5)    (2,849.1)           357.7

   Net increase (decrease) in cash and cash
     equivalents..................................     (943.8)       881.1       (524.3)        (1,023.0)
                                                    ---------    ---------    ---------        ---------
Cash and cash equivalents at beginning of period..    1,873.0        991.9      1,516.2          2,539.2
                                                    ---------    ---------    ---------        ---------
Cash and cash equivalents at end of period........  $   929.2    $ 1,873.0    $   991.9        $ 1,516.2
                                                    =========    =========    =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models;

    .  Other refinement of fair values; and

    .  Additional restructuring accruals.

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition and has been updated for the finalization of the purchase equation in 2005 (in millions):

                                                     Fair Value  Final Purchase
As of April 28, 2004                     As Reported Adjustments    Equation
--------------------                     ----------- ----------- --------------
Assets
Total investments.......................  $65,904.1    $(136.6)    $65,767.5
Goodwill - Restated.....................    3,068.8      (26.7)      3,042.1
Value of business acquired..............    2,864.6       25.7       2,890.3
Intangible assets.......................    1,351.8         --       1,351.8
Deferred tax asset......................      436.4         --         436.4
Cash and cash equivalents...............    1,684.7         --       1,684.7
Reinsurance recoverable, net............    3,162.0         --       3,162.0
Other assets acquired...................    3,067.4      (23.2)      3,044.2
Separate account assets.................   18,331.9         --      18,331.9
                                          ---------    -------     ---------
Total assets acquired - Restated........  $99,871.7    $(160.8)    $99,710.9
                                          =========    =======     =========
Liabilities:
Policy liabilities......................  $66,277.5    $(189.5)    $66,088.0
Other liabilities - Restated............    5,768.2      110.8       5,879.0
Separate accounts.......................   18,331.9         --      18,331.9
                                          ---------    -------     ---------
Total liabilities assumed - Restated....  $90,377.6    $ (78.7)    $90,298.9
                                          =========    =======     =========
Net assets acquired - Restated..........  $ 9,494.1    $ (82.1)    $ 9,412.0
                                          =========    =======     =========

Goodwill of $3,042.1 million (restated) at December 31, 2005 has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets. Of the $3,042.1 (restated) million at December 31, 2005 in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,351.8 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 17 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife believes the restructuring was essentially completed at the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements. As part of the finalization of the purchase equation in the second quarter of 2005, the total restructuring costs increased by $25.0 million to $110.1 million.

The following details the amounts and status of restructuring costs:

                          Amount                Amount                    Amount                    Amount
                         Utilized              Utilized                  Utilized                  Utilized
                        January 1,            April 29,                 January 1,                January 1
             Pre-merger    2004                  2004                      2005                      2006
             accrual at  through               through     Accrual at    through     Accrual at    through     Accrued at
             January 1, April 28,   Accrued  December 31, December 31, December 31, December 31, December 31, December 31,
Type of Cost    2004       2004    at merger     2004         2004         2005         2005         2006         2006
------------ ---------- ---------- --------- ------------ ------------ ------------ ------------ ------------ ------------
                                                             (in millions)
 Personnel..   $12.0       $3.3     $ 43.1      $ 9.6        $ 42.2       $23.3        $18.9        $13.3        $ 5.6
 Facilities.      --         --       67.0        7.8          59.2        31.6         27.6         16.9         10.7
               -----       ----     ------      -----        ------       -----        -----        -----        -----
   Total....   $12.0       $3.3     $110.1      $17.4        $101.4       $54.9        $46.5        $30.2        $16.3
               =====       ====     ======      =====        ======       =====        =====        =====        =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation. Since April 28, 2004, the Company operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

Basis of Presentation. The accompanying financial statements as of December 31, 2006 and 2005, for the year ended December 31, 2006 and 2005, and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 4 - Relationships with Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. When the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts. When consolidation through the Company's separate accounts takes place, additional separate account assets (with offsetting separate account liabilities) are recognized to bring total Company exposure up to total partnership or LLC assets and intercompany eliminations between the Company's general accounts and separate accounts are not performed.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Restatements. The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were five items requiring restatement as described below.

The financial statements have been restated for a miscalculation of a tax liability on the 1999 gain on the sale of a subsidiary company, Unigard Security Insurance Company. During the 2006 Internal Revenue Service (IRS) audit of the Company's 1999 federal tax return, the miscalculation was discovered and brought to management's attention. An amount was recorded in line with the IRS assessment of the tax liability. The amount of the additional tax and interest has been reflected in the accompanying financial statements. This adjustment decreased net income by $1.8 million, $1.2 million and $0.5 million for the year ended December 31, 2005, the period from April 29, 2004 to December 31, 2004 and the period from January 1, 2004 to April 28, 2004, respectively. Total shareholders' equity was reduced by $36.6 million as of January 1, 2004. At the merger date, April 29, 2004, the cumulative restatement of $37.1 million was removed from stockholders' equity and recorded as an increase to goodwill.

The financial statements have also been restated in relation to the accounting for reinsurance treaties between the Company and its affiliated company, John Hancock Reassurance Company. Ltd. of Bermuda (JHReCo). The Company cedes both long term care and group annuity insurance business to JHReCo. The treaties leave the assets supporting the reinsured business with the Company, thus requiring an interest rate calculation which is used to pass interest earned on the assets to the reinsurer. Both long term care and group annuity use interest rate derivatives for asset/liability management purposes to bridge the gap between the duration of the asset portfolio and the liabilities. During 2006, the treaty settlements were reviewed and errors were noted with respect to the determination of the interest rate calculation and related settlement amount, including the treatment of derivatives and the treatment of unrealized gains on derivatives. The Company's net income and other comprehensive income were restated for these items. This adjustment decreased net income by $54.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY
million and $16.3 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively. This adjustment increased net income by $48.8 million for the period from January 1, 2004 to April 28, 2004. Retained earnings and accumulated other comprehensive income were decreased by $31.7 million and $49.0 million, respectively, as of January 1, 2004. Other comprehensive income decreased by $38.8 million and $50.9 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively.

The Company has certain investments in its investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in its asset/liability matching models and more appropriately held in the surplus segment. The Company moved the investments from the business segments into the corporate segment replacing them with investments with characteristics more suited to the business requirements. During this realignment process, these assets were transferred in error from an affiliated company, John Hancock Insurance Company of Vermont (JHIC of Vermont), to the Company. The financial statements have been restated for the net investment income on the investments that belonged to the affiliated company. This adjustment decreased net income by $1.3 million and $0.5 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively.

The Company also restated its 2005 balance sheet to record the impact of tax benefits realized as a result of option exercises and reclassified amounts payable to MFC to paid in capital for the share based compensation incurred by MFC on behalf of Company employees for 2005 and 2004. This adjustment increased paid in capital by $14.9 million as of December 31, 2005 and by $6.5 million as of December 31, 2004. In addition, the Company recognized the net income impact associated with recognizing retirement eligibility at the date of grant. This adjustment increased net income by $0.3 million for the year ended December 31, 2005 and decreased net income by $1.0 million for the period from April 29, 2004 to December 31, 2004.

The following is a summary of the line items impacted by the Restatement for the 2005 consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               *Prior to
                                              Restatement Adjustments Restated
                                              ----------- ----------- ---------
                                                        (in millions)
December 31, 2005
Accrued investment income                      $   718.6    $  (2.9)  $   715.7
Goodwill                                         3,005.0       30.9     3,035.9
Total assets                                    99,007.3       28.0    99,035.3
Deferred income tax liability                      371.7      (44.2)      327.5
Other liabilities                                4,813.7      199.9     5,013.6
Total liabilities                               88,506.5      155.7    88,662.2
Additional paid in capital                       9,384.9       38.5     9,423.4
Retained earnings                                  351.9      (76.5)      275.4
Accumulated other comprehensive income             434.0      (89.7)      344.3
Total shareholder's equity                      10,500.8     (127.7)   10,373.1
Total liabilities and shareholder's equity      99,007.3       28.0    99,035.3
                                               ---------    -------   ---------
December 31, 2004
Additional paid in capital                       9,467.0       23.6     9,490.6
Retained earnings                                  172.7      (19.0)      153.7
Accumulated other comprehensive income             643.4      (50.9)      592.5
Total shareholder's equity                      10,293.1      (46.3)   10,246.8
                                               ---------    -------   ---------
April 29, 2004
Additional paid in capital                       9,467.0       17.1     9,484.1
Total shareholder's equity                       9,477.0       17.1     9,494.1
                                               ---------    -------   ---------
April 28, 2004
Retained earnings                                1,661.4      (20.0)    1,641.4
Total shareholder's equity                       7,846.6      (20.0)    7,826.6
                                               ---------    -------   ---------
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              *Prior to
                                                             Restatement Adjustments Restated
                                                             ----------- ----------- --------
                                                                      (in millions)
January 1, 2004
Retained earnings                                             $1,332.1     $ (68.3)  $1,263.8
Accumulated other comprehensive income                         1,477.6       (49.0)   1,428.6
Total shareholder's equity                                     7,582.9      (117.3)   7,465.6
                                                              --------     -------   --------
For the year ended December 31, 2005
Net investment income                                          3,477.4        (2.1)   3,475.3
Total revenue                                                  7,285.4        (2.1)   7,283.3
Benefits to policyholders                                      3,818.1        92.9    3,911.0
Other operating costs and expenses                             1,470.4        (6.3)   1,464.1
Total benefits and expenses                                    5,976.2        86.6    6,062.8
Income before income taxes                                     1,309.2       (88.7)   1,220.5
Income taxes                                                     440.0       (31.2)     408.8
Net income                                                       869.2       (57.5)     811.7
                                                              --------     -------   --------
For the period from April 29, 2004 through December 31, 2004
Net investment income                                          2,132.1        (0.8)   2,131.3
Total revenue                                                  4,226.6        (0.8)   4,225.8
Benefits to policyholders                                      2,288.9        24.5    2,313.4
Other operating costs and expenses                               993.4         3.7      997.1
Total benefits and expenses                                    3,738.1        28.2    3,766.3
Income before income taxes                                       488.5       (29.0)     459.5
Income taxes                                                     115.8       (10.0)     105.8
Net income                                                       372.7       (19.0)     353.7
                                                              --------     -------   --------
For the period from January 1, 2004 through April 28, 2004
Benefits to policyholders                                      1,300.2        (0.7)   1,299.5
Other operating costs and expenses                               418.9       (73.5)     345.4
Total benefits and expenses                                    1,987.1       (74.2)   1,912.9
Income before income taxes                                       474.2        74.2      548.4
Income taxes                                                     141.6        25.9      167.5
Net income                                                       329.3        48.3      377.6

--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. Also, cash flows were restated for net transfers to separate accounts from policyholders. All such cash flows were previously included in cash flows from operating activities and are now included in cash flows from financing activities. Universal life and investment-type contract deposits were increased by $2.7 billion, $2.9 billion and $1.5 billion, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. Universal life and investment-type contract maturities and withdrawals were increased by $2.2 billion, $3.2 billion and $1.4 billion, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. Net transfers to separate accounts from policyholders were $865.8 million, $(460.9) million and $(41.1) million, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Investments. At December 31, 2006, the Company classifies its debt securities into one category: available-for-sale. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily at redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Trading securities are marked to fair value with associated gains and losses, both realized and unrealized, included in the Company's consolidated statements of income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $0 million and $0 million at December 31, 2006 and 2005, respectively.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs. Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $163.8 million and $4.5 million for the year ended December 31, 2006 and 2005, was $18.3 million and $105.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 11 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 17 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, from 1.5% to 7.0% for individual annuity liabilities and from 1.8% to 6.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.9%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.2% to 8.5% for universal life insurance products and from 1.7% to 6.3% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 2,314.7 $ 2,935.2
   U.S. funding agreements.................................     139.3     138.6
   Global funding agreements backing medium-term notes.....   6,009.9   8,713.6
   Other investment-type contracts.........................   2,004.9   2,035.4
                                                            --------- ---------
       Total liabilities for investment-type contracts.....  10,468.8  13,822.8
Liabilities for individual annuities.......................      57.9       1.7
Universal life and other reserves..........................   1,848.1   2,104.0
                                                            --------- ---------
Total liabilities for policyholders' funds................. $12,374.8 $15,928.5
                                                            ========= =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2006 and 2005, the Company had $5.9 billion and $8.7 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2006 and 2005, there was $2.0 billion and $2.5 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2006 and 2005, there was $3.9 billion and $6.2 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's consolidated balance sheets.

At December 31, 2006, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2007--$861.6 million; 2008--$1,488.2 million; 2009--$1,753.9 million;
2010--$736.0 million, 2011--$573.9 million and thereafter--$430.9 million.

Participating Insurance. Participating business represents more than 50% of the Company's traditional life net insurance in force for 2006, 2005, and 2004.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted FAS 123(R) "Share Based Payment" on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123 "Accounting for Stock Options" effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2003. Upon adoption of SFAS No. 123(R), there were no unvested stock options issued prior to January 1, 2003, and therefore, the adoption had no impact to the Company's financial condition or results of operations. For stock option grants made to employees prior to January 1, 2003, the Company applied the intrinsic value measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees."

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. Subsequent to the merger, the Company continues to incur compensation expense related to stock compensation issued by Manulife.

Upon adoption of FAS 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid-in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards."

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. Upon adoption in 2006, the Company recognized $19.3 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to
Note 6 -- Income Taxes for additional disclosures on this topic.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

Cumulative Effect of Accounting Changes

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF No. 04-5")

The Company adopted EITF 04-5 on January 1, 2006 which required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company's general fund as of December 31, 2006, resulted in an increase in invested assets of $128.1 million and an increase in minority interest of $128.1 million. Consolidation of one partnership into the Company's separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $57.6, and an increase in separate account liabilities of $57.6. Refer to Recent Accounting Pronouncements for further discussion.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159. SFAS No. 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS No. 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS No. 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123R ("SFAS 158")

On December 31, 2006, the Company adopted SFAS No. 158. SFAS No. 158 requires the Company on a prospective basis to recognize in its statement of financial position either an asset for a defined benefit postretirement plan's overfunded status or a liability for its underfunded status. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

As a result of the Company's adoption of SFAS No. 158 as of December 31, 2006, the Company recorded pre-tax other comprehensive income of $246.4 million, to recognize the funded status of its defined benefit pension and other postretirement benefit plans, resulting in accumulated other comprehensive income of $208.0 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS
No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS No. 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB No. 108")

The SEC staff published SAB 108 on September 13, 2006. SAB No. 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB No. 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB No. 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must record the effect as a cumulative-effective adjustment to beginning-of-year retained earnings.

SAB No. 108 was effective for the Company's financial statements as of December 31, 2006. The adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP No. FAS 13-2").

The FASB staff released FSP No. FAS 13-2 in September 2006. FSP No. 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP No. FAS 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP No. FAS 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $133.5 million.

   FAS Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48")

In June 2006, the FASB issued "Financial Interpretation No. 48 - Accounting for Uncertainty in Income Taxes." ("FIN No. 48") FIN No. 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operation.

   Statement of Financial Accounting No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of FAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No. 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS No. 155 is not expected to result in a material impact on the Company's consolidated financial position and results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF No. 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of EITF No. 04-5.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operations. The restatements of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 29, 2004 were prepared in accordance with SFAS No. 154.

   FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2")

In May, 2004, the FASB issued (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this cost-sharing level would clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that it would receive government subsidies for the benefits it will pay to its pre-1992 Medicare-eligible retirees beginning in 2006. This reduction to its underlying FAS 106 obligation was reflected during 2004, in accordance with FSP 106-2.

With respect to the second group, those who retired on or after January 1, 1992, the Company-paid portion of retiree health benefits is capped and currently accounts for as low as 25% of total benefit cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in FAS 106 obligation during 2006.

   AICPA Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-01")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefits features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders, Refer to Note 18 - Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                             Period from  Period from
                                                                               April 29    January 1
                                                    Year Ended   Year Ended    through      through
                                                   December 31, December 31, December 31,  April 28,
                                                       2006         2005         2004        2004
                                                   ------------ ------------ ------------ -----------
                                                                     (in millions)
Net Investment Income
   Fixed maturities - Restated....................   $2,664.0     $2,658.7     $1,793.8    $1,073.0
   Equity securities..............................       41.3         25.8          5.4         2.0
   Mortgage loans on real estate..................      578.2        589.8        398.0       257.0
   Real estate....................................       59.3         33.1         21.6         5.4
   Policy loans...................................      112.6        116.1         78.2        38.5
   Short-term investments.........................       72.3         47.4         10.6         1.2
   Other..........................................      159.0        120.9        (72.4)      (41.6)
                                                     --------     --------     --------    --------
   Gross investment income - Restated.............    3,686.7      3,591.8      2,235.2     1,335.5

       Less investment expenses...................      159.1        116.5        103.9        50.8
                                                     --------     --------     --------    --------
Net investment income - Restated                     $3,527.6     $3,475.3     $2,131.3    $1,284.7
                                                     ========     ========     ========    ========
Net realized investment and other gains (losses),
  net of amounts credited to participating
  pension contractholders
   Fixed maturities...............................   $   24.5     $  129.0     $    7.0    $  (26.4)
   Equity securities..............................       41.1         11.6         24.7        73.0
   Mortgage loans on real estate and real estate
     to be disposed of............................       42.1          8.5        (33.7)       50.6
   Derivatives and other invested assets..........     (102.8)       370.2        (14.0)       35.1
   Amounts credited to participating pension
     contractholders..............................        1.3         (4.7)       (34.9)       (8.2)
                                                     --------     --------     --------    --------
Net realized investment and other gains (losses),
  net of amounts credited to participating
  pension contractholders.........................   $    6.2     $  514.6     $  (50.9)   $  124.1
                                                     ========     ========     ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross gains were realized on the sale of available-for-sale securities of $293.7 million and $343.2 million for the years ended December 31, 2006 and 2005, $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through April 28, 2004, and gross losses were realized on the sale of available-for-sale securities of $158.2 million and $107.4 million for the years ended December 31, 2006 and 2005, $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004. In addition, other-than-temporary impairments on available-for-sale securities of $135.3 million and $113.4 million for the years ended December 31, 2006 and 2005, $102.1 million from April 29, 2004 through December 31, 2004 and $82.9 million from January 1, 2004 through April 28, 2004 were recognized in the Consolidated Statements of Income.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                  December 31, 2006
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $34,361.1      $288.9     $459.6   $34,190.4
   Asset-backed & mortgage-backed securities......     9,850.8        64.3       80.7     9,834.4
   Obligations of states and political
     subdivisions.................................        88.1         2.6        0.7        90.0
   Debt securities issued by foreign governments..       242.5         4.4        1.3       245.6
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       498.5         4.6        0.3       502.8
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,041.0       364.8      542.6    44,863.2
   Equity securities..............................     1,018.3        90.7        3.9     1,105.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for-sale...........................   $46,059.3      $455.5     $546.5   $45,968.3
                                                     =========      ======     ======   =========

                                                                  December 31, 2005
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $34,533.3      $371.6     $448.3   $34,456.6
   Asset-backed & mortgage-backed securities......    10,392.6        74.1      150.0    10,316.7
   Obligations of states and political
     subdivisions.................................       116.3         0.2        3.4       113.1
   Debt securities issued by foreign governments..       137.1         8.1        1.2       144.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       459.1         2.1        4.6       456.6
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,638.4       456.1      607.5    45,487.0
   Equity securities..............................       636.0        51.4        5.3       682.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for-sale...........................   $46,274.4      $507.5     $612.8   $46,169.1
                                                     =========      ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................   $ 1,423.0    $ 1,418.0
Due after one year through five years................    11,980.5     11,890.7
Due after five years through ten years...............     9,661.2      9,589.5
Due after ten years..................................    12,125.5     12,130.6
                                                        ---------    ---------
                                                         35,190.2     35,028.8
Mortgage-backed securities...........................     9,850.8      9,834.4
                                                        ---------    ---------
   Total.............................................   $45,041.0    $44,863.2
                                                        =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2006, 2005 and 2004 amounted to $0 million, $0 million, and $(0.5) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2006 and 2005, $294.8 million and $409.8 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2006, 2005 and 2004, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $133.6 million, $148.8 million, and $170.5 million, respectively.

Depreciation expense on investment real estate was $17.7 million, $8.5 million, and $4.6 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $80.6 million and $57.0 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

  Unrealized Losses on Fixed Maturity Securities and Equity Securities -- By
                                Investment Age

                                                                        As of December 31, 2006
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                            Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of
  U.S. government agencies........................  $   38.5   $  (0.3)  $    47.2   $  (0.7)  $    85.7   $  (1.0)
Federal agency mortgage backed securities.........     913.2      (7.4)    4,441.1     (73.3)    5,354.3     (80.7)
Debt securities issued by foreign governments.....      78.0      (1.2)       14.5      (0.1)       92.5      (1.3)
Corporate bonds...................................   6,654.5    (100.9)   15,384.2    (358.7)   22,038.7    (459.6)
                                                    --------   -------   ---------   -------   ---------   -------
Total, debt securities............................   7,684.2    (109.8)   19,887.0    (432.8)   27,571.2    (542.6)
Common stocks.....................................     106.1      (2.2)      160.3      (1.7)      266.4      (3.9)
                                                    --------   -------   ---------   -------   ---------   -------
Total.............................................  $7,790.3   $(112.0)  $20,047.3   $(434.5)  $27,837.6   $(546.5)
                                                    ========   =======   =========   =======   =========   =======

                                                                        As of December 31, 2005
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                            Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of
  U.S. government agencies........................ $   146.4   $  (3.4)   $  210.4   $  (4.6)  $   356.8   $  (8.0)
Federal agency mortgage backed securities.........   5,067.1     (76.2)    1,911.6     (61.2)    6,978.7    (137.4)
Debt securities issued by foreign governments.....      17.3      (0.4)       13.6      (0.8)       30.9      (1.2)
Corporate bonds...................................  15,198.7    (258.9)    6,950.0    (202.0)   22,148.7    (460.9)
                                                   ---------   -------    --------   -------   ---------   -------
Total, debt securities............................  20,429.5    (338.9)    9,085.6    (268.6)   29,515.1    (607.5)
Common stocks.....................................     170.6      (4.4)        3.6      (0.9)      174.2      (5.3)
                                                   ---------   -------    --------   -------   ---------   -------
Total............................................. $20,600.1   $(343.3)   $9,089.2   $(269.5)  $29,689.3   $(612.8)
                                                   =========   =======    ========   =======   =========   =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $597.1 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities decreased to $35.1 million at December 31, 2006 from $100.1 million at December 31, 2005 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                   Balance at Beginning                      Balance at End of
                                        of Period       Additions Deductions      Period
                                   -------------------- --------- ---------- -----------------
                                                          (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate..        $67.4           $25.0     $54.7          $37.7
                                          -----           -----     -----          -----
Total                                     $67.4           $25.0     $54.7          $37.7
                                          =====           =====     =====          =====
Year ended December 31, 2005
   Mortgage loans on real estate..        $45.3           $30.7     $ 8.6          $67.4
                                          -----           -----     -----          -----
Total                                     $45.3           $30.7     $ 8.6          $67.4
                                          =====           =====     =====          =====
April 29 through December 31, 2004
   Mortgage loans on real estate..        $83.9           $45.3     $83.9          $45.3
                                          -----           -----     -----          -----
Total                                     $83.9           $45.3     $83.9          $45.3
                                          =====           =====     =====          =====
January 1 through April 28, 2004
   Mortgage loans on real estate..        $65.9           $23.3     $ 5.3          $83.9
                                          -----           -----     -----          -----
Total                                     $65.9           $23.3     $ 5.3          $83.9
                                          =====           =====     =====          =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 December 31,
                                                                --------------
                                                                 2006    2005
                                                                ------  ------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................... $131.2  $229.8
Provision for losses...........................................  (37.7)  (67.4)
                                                                ------  ------
Net impaired mortgage loans on real estate..................... $ 93.5  $162.4
                                                                ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2006     2005    2004
                                                         ------  ------  ------
                                                             (in millions)
Average recorded investment in impaired loans.......... $180.5   $196.5  $143.9
Interest income recognized on impaired loans...........     --     10.3     7.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $14.3 million and $94.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                        2006    2005    2004
                                                        ----    ----     -----
                                                             (in millions)
Expected............................................... $2.8    $8.0    $10.1
Actual.................................................  3.4     4.9      8.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------             ------------- -------------             -------------
                          (in millions)                           (in millions)
Apartments...............   $1,432.5    East North Central.......   $1,046.8
Hotels...................      134.5    East South Central.......      335.8
Industrial...............      942.6    Middle Atlantic..........    1,466.4
Office buildings.........    1,645.5    Mountain.................      671.8
Retail...................    2,833.7    New England..............      868.8
Multi family.............        0.3    Pacific..................    2,493.5
Mixed use................      417.2    South Atlantic...........    1,762.3
Agricultural.............    1,944.5    West North Central.......      397.4
Agri Business............      354.8    West South Central.......      694.4
Other....................      291.6    Canada/Other.............      260.0

Allowance for losses.....      (37.7)   Allowance for losses.....      (37.7)
                            --------                                --------
Total....................   $9,959.5    Total....................   $9,959.5
                            ========                                ========

Mortgage loans with outstanding principal balances of $144.9 million, and bonds with amortized cost of $52.3 million were non-income producing for the year ended December 31, 2006. There was no non-income producing real estate for the year ended December 31, 2006.

Securitization activity

In 2004, the Company originated commercial mortgages and sold them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retained servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, the Company sold $124.7 million of commercial mortgage loans in securitization transactions for which it received net proceeds of $125.0 million from which it recognized pre-tax gains of $0.3 million and from which it retained servicing assets of $0 million. All of the Company's mortgage servicing assets were valued, in the aggregate, at $1.3 million and $1.2 million at December 31, 2006 and 2005, respectively.

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,834.3 million and $2,227.3 million at December 31, 2006 and 2005, respectively. Total combined assets of such investments were $17,310.1 million and $19,696.1 million (consisting primarily of investments), and total combined liabilities were $3,233.2 million and $2,825.3 million (including $2,363.3 million and $693.3 million of debt) at December 31, 2006 and 2005, respectively. Total combined revenues and expenses of these investments in 2006 were $1,397.6 million and $937.8 million, respectively, resulting in $459.8 million of total

                      JOHN HANCOCK LIFE INSURANCE COMPANY
combined income from operations. Total combined revenues and expenses of these investments in 2005 were $937.6 million and $742.0 million, respectively, resulting in $195.6 million of total combined income from operations. Total combined revenues and expenses in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $190.1 million and $272.7 million in 2006 and 2005, $121.4 million for the period from April 29, 2004 through December 31, 2004, $74.2 million for the period from January 1, 2004 through April 28, 2004, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 2 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $182.5 million, an increase in separate account fund liabilities of $62.5 million and an increase in amounts attributable to other contractholders of $120.0 million during the year ended December 31, 2006. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $177.1 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $114.7 million during the year ended December 31, 2005.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The maximum exposure to losses from CDOs managed by the Company is $77.6 million and $169.6. million as of December 31, 2006 and 2005, respectively. This consists of investments in tranches rated Aa1 and better of $46.9 million and $128.7 million, investments in tranches rated below BBB of $15.2 million and $17.4 million, and equity tranches of $15.5 million and $23.5 million as of December 31, 2006 and 2005, respectively.

Total size of Company-Managed CDOs

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $8,051.3 $5,341.4
                                                              ======== ========
Total debt................................................... $7,840.3 $5,232.3
Total other liabilities......................................     56.1     24.9
                                                              -------- --------
Total liabilities............................................  7,896.4  5,257.2
Total equity.................................................    154.9     84.2
                                                              -------- --------
Total liabilities and equity /(1)/........................... $8,051.3 $5,341.4
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $464.9 million and $468.1 million as of December 31, 2006 and 2005, respectively. This consists of equity investments of $380.0 million and $351.4 million, mortgage investments of $66.2 million and $66.3 million, outstanding equity capital of $18.7 million and $49.5 million, and mortgage commitments to the partnerships of $0 million and $0.9 million as of December 31, 2006 and 2005, respectively.

Total size of the Properties (1)

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $1,199.4 $1,125.6
                                                              -------- --------
Total debt................................................... $  749.1 $  675.5
Total other liabilities......................................     81.6     89.7
                                                              -------- --------
Total liabilities............................................    830.7    765.2
Total equity.................................................    368.7    360.4
                                                              -------- --------
Total liabilities and equity/(2)/............................ $1,199.4 $1,125.6
                                                              ======== ========
--------
/(1)/ Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/ Includes the Company's investment in the debt and equity of these Partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $6.6 billion at December 31, 2006, of which $3.4 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $113.0 million and $106.6 million as of December 31, 2006 and 2005, respectively. This consists of equity investments of $84.0 million and $73.2 million, debt investments of $20.0 million and $19.6 million, and outstanding equity commitments to these funds of $9.0 million and $13.8 million as of December 31, 2006 and 2005, respectively.

Total size of Timber Funds

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $3,405.4 $2,154.2
                                                              -------- --------
Total debt................................................... $1,691.1 $  713.5
Total other liabilities......................................    113.9     55.6
                                                              -------- --------
Total liabilities............................................  1,805.0    769.1
Total equity.................................................  1,600.4  1,385.1
                                                              -------- --------
Total liabilities and equity/(1)/............................ $3,405.4 $2,154.2
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of the Timber Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital as at December 31, 2006 and December 31, 2005. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As of December 31, 2006, ArcLight had total assets of $786.9 million, liabilities of $54.6 million, and partners' capital of $732.3 million. As of December 31, 2005, ArcLight had total assets of $833.9 million, liabilities of $43.2 million, and partners' capital of $790.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2006 and 2005 were $591.6 million and $1,053.3 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2006 and 2005 were $117.9 million and $495.4 million, respectively, and appear on the consolidated balance sheets in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 were $13.7 million and $14.8 million, respectively.

The Company enters into credit support annexes with its over the counter derivative dealers in order to manage its credit exposure to those counter parties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2006 and 2005, the Company had accepted collateral consisting of various securities with a fair value of $570.3 million and $568.1 million, which is held in separate custodial accounts. In addition, as of December 31, 2006 and 2005, the Company pledged collateral of $105.1 million and $88.7 million, which is included in other assets in the consolidated balance sheet.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2006 and 2005, the Company recognized net gains of $18.7 million and $129.9 million related to the ineffective portion of its fair value hedges, and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2006, the Company had no hedges of firm commitments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $2.5 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2006, a net gain of $4.9 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 40 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006 and 2005, losses of $76.1 million and gains of $171.2 million (restated) (net of tax of $44.8 million and $113.4 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $286.6 million and $362.7 million (restated) (net of tax of $151.6 million and $196.4 million (restated)) at December 31, 2006 and 2005. For the period April 29, 2004 through December 31, 2004, gains of $191.5 million (restated) (net of tax of $83.0 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $191.5 million (restated) (net of tax of $83.0 million (restated)) at December 31, 2004. For the period January 1, 2004 through April 28, 2004, gains of $11.7 million (restated) (net of tax of $6.4 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (restated) (net of tax of $99.6 million (restated)) respectively.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company, JHRECO, that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of JHFS, John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                           April 29   January 1
                                                           Through     through
                                                         December 31, April 28,
                                          2006    2005       2004       2004
                                         ------ -------- ------------ ---------
                                                     (in millions)
Domestic - Restated..................... $831.0 $1,204.8    $442.7     $546.4
Foreign.................................   17.1     15.7      16.8        2.0
                                         ------ --------    ------     ------
Income before income taxes and
  cumulative effect of accounting
  changes - Restated.................... $848.1 $1,220.5    $459.5     $548.4
                                         ====== ========    ======     ======

The components of income taxes were as follows:

                                                           April 29   January 1
                                                           Through     through
                                                         December 31, April 28,
                                          2006    2005       2004       2004
                                         ------  ------  ------------ ---------
                                                     (in millions)
Current taxes:
   Federal.............................. $129.1  $(22.0)    $ 84.8     $(33.2)
   Foreign..............................    4.0     6.3        7.7        1.1
   State................................    4.7     0.1        3.1        1.5
                                         ------  ------     ------     ------
                                          137.8   (15.6)      95.6      (30.6)
                                         ------  ------     ------     ------
Deferred taxes:
   Federal - Restated...................  127.7   424.0       15.3      201.1
   Foreign..............................    2.8    (0.9)      (0.6)      (0.8)
   State................................   (0.8)    1.3       (4.5)      (2.2)
                                         ------  ------     ------     ------
                                          129.7   424.4       10.2      198.1
                                         ------  ------     ------     ------
   Total income taxes - Restated........ $267.5  $408.8     $105.8     $167.5
                                         ======  ======     ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting changes to consolidated income tax expense charged to operations follows:

                                                            April 29   January 1
                                                            through     through
                                                          December 31, April 28,
                                           2006    2005       2004       2004
                                          ------  ------  ------------ ---------
                                                      (in millions)
Tax at 35% - Restated.................... $296.9  $427.2     $160.8     $192.0
Add (deduct):
   Prior year taxes......................   25.4     6.2       14.2        2.3
   Tax credits...........................  (60.7)  (61.2)     (37.9)     (18.6)
   Foreign taxes.........................     --     0.7        1.3         --
   Tax exempt investment income..........  (10.6)   (9.1)      (7.3)      (4.2)
   Lease income..........................   12.9    46.8      (24.5)      (2.4)
   Other - Restated......................    3.6    (1.8)      (0.8)      (1.6)
                                          ------  ------     ------     ------
       Total income taxes - Restated..... $267.5  $408.8     $105.8     $167.5
                                          ======  ======     ======     ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              December 31,
                                                           ------------------
                                                             2006      2005
                                                           --------  --------
                                                                     Restated
                                                              (in millions)
Deferred tax assets:
   Policy reserve adjustments............................. $1,103.1  $1,123.3
   Other employee benefits................................    119.3     104.0
   Dividends payable to policyholders.....................    337.9     208.3
   Interest...............................................    102.6      72.6
   Net operating loss.....................................    242.3     120.4
   Tax credits............................................    197.3     137.2
   Deferred policy acquisition costs......................     14.2       8.3
   Unrealized holding losses..............................      7.9        --
   Other..................................................     87.8     171.2
                                                           --------  --------
       Total deferred tax assets.......................... $2,212.4  $1,945.3
                                                           --------  --------
Deferred tax liabilities:
   Securities and other investments.......................    705.4     654.2
   Lease income...........................................    519.3     360.7
   Value of business acquired.............................  1,115.2   1,121.6
   Unrealized gains.......................................       --     106.5
   Other..................................................    266.8      29.8
                                                           --------  --------
       Total deferred tax liabilities..................... $2,606.7  $2,272.8
                                                           --------  --------
          Net deferred tax liabilities.................... $ (394.3) $ (327.5)
                                                           ========  ========

As of December 31, 2006, the Company had operating loss carry forwards of $692.3 million, which will expire through 2021. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $4.2 million, $42.5 million, and $59.4 million in 2006, 2005, and 2004, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                              (in millions)
Liabilities
Future policy benefits................................... $10,886.3  $10,827.4
Policyholder dividend obligation.........................     149.6      252.1
Policyholders' funds.....................................   1,493.0    1,502.0
Policyholder dividends payable...........................     415.5      413.9
Other closed block liabilities...........................      87.0       71.3
                                                          ---------  ---------
       Total closed block liabilities.................... $13,031.4  $13,066.7
                                                          =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2006--$7,236.3; 2005--$6,760.5)................ $ 7,192.5  $ 6,723.1
Equity securities:
   Available-for-sale--at fair value
   (cost: 2006--$88.7; 2005--$86.7)......................      96.0       89.8
Mortgage loans on real estate............................   1,262.2    1,464.0
Policy loans.............................................   1,540.9    1,535.8
Other invested assets....................................     111.8      227.4
                                                          ---------  ---------
       Total investments.................................  10,203.4   10,040.1

Cash and cash equivalents................................       4.6       (2.1)
Accrued investment income................................     142.2      145.4
Other closed block assets................................     269.7      386.8
                                                          ---------  ---------
       Total closed block assets......................... $10,619.9  $10,570.2
                                                          =========  =========
Excess of reported closed block liabilities over
  assets designated to the closed block.................. $ 2,411.5  $ 2,496.5
Portion of above representing other comprehensive
  income:
   Unrealized (depreciation) appreciation, net of
     tax of $ 16.2 million and $14.5 million at 2006
     and 2005 respectively...............................     (30.2)     (28.2)
   Allocated to the policyholder dividend
     obligation, net of tax ($16.2) million and
     ($14.5) million at 2006 and 2005, respectively            30.2       27.1
                                                          ---------  ---------
       Total.............................................        --       (1.1)
                                                          ---------  ---------
       Maximum future earnings to be recognized from
         closed block assets and liabilities............. $ 2,411.5  $ 2,495.4
                                                          =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                2006     2005
                                                               ------  -------
                                                                (in millions)
Change in the policyholder dividend obligation:
   Balance at beginning of period............................. $252.1  $ 540.1
Impact on net income before income taxes......................  (97.7)  (131.8)
Unrealized investment gains (losses)..........................   (4.8)  (156.2)
                                                               ------  -------
       Balance at end of period............................... $149.6  $ 252.1
                                                               ======  =======

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year Ended   Year Ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Revenues
Premiums...............................................   $  765.9     $  801.1      $573.2      $278.0
Net investment income..................................      548.0        521.7       348.0       208.4

Net realized investment and other (losses).............       32.7        (17.9)       (6.8)       (1.7)
Other closed block revenues............................         --           --          --        (0.2)
                                                          --------     --------      ------      ------
   Total closed block revenues.........................    1,346.6      1,304.9       914.4       484.5
Benefits and Expenses
Benefits to policyholders..............................      886.7        830.4       627.9       344.9
Change in the policyholder dividend obligation.........     (130.7)      (111.6)      (85.2)      (11.2)
Other closed block operating costs and expenses........       (1.9)        (3.1)       (3.4)        0.9
Dividends to policyholders.............................      464.1        464.9       285.1       141.1
                                                          --------     --------      ------      ------
Total benefits and expenses............................    1,218.2      1,180.6       824.4       475.7
Closed block revenues, net of closed block benefits
  and expenses, before income taxes and cumulative
  effect of accounting change..........................      128.4        124.3        90.0         8.8
Income taxes, net of amounts credited to the
  policyholder dividend $0.8 million and $0.3 million
  for the year ended December 31, 2006 and 2005, $1.7
  million for the period April 29 through December 31,
  2004, $0.6 million for the period January 1 through
  April 28, 2004, respectively.........................       44.5         44.0        31.6         2.3
                                                          --------     --------      ------      ------
Closed block revenues, net of closed block benefits
  and expenses and income taxes, before cumulative
  effect of accounting change..........................   $   83.9     $   80.3      $ 58.4      $  6.5
                                                          ========     ========      ======      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum future earnings from closed block assets and liabilities:

                                                       Years Ended December 31,
                                                      ------------------------
                                                         2006          2005
                                                       --------    -----------
                                                          (in millions)
Beginning of period.................................. $2,495.4     $2,576.4
End of period........................................  2,411.5      2,495.4
                                                       --------     --------
Change during period................................. $  (83.9)    $  (81.0)
                                                       ========     ========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it occupied at the time. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which had a 15 year market-based lease term. The capital lease with a remaining book value of $75.6 million was terminated on December 28, 2006 when the Company repurchased the property from Broadway Real Estate Partners, LLC for $165.3 million. The remaining book value of the capital lease was accounted for as a reduction to the basis of the acquired property. The other two properties have operating market-based leases which range from 5 to 12 years. The operating lease on one of these properties was terminated on December 28, 2006 when the Company repurchased the property from Broadway Real Estate Partners, LLC for $288.7 million.

At the time of the original sale, the Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

                                                                Non- cancelable
                                                                   Operating
                                                                    Leases
                                                                ---------------
                                                                 (in millions)
2006...........................................................     $ 27.9
2007...........................................................       24.9
2008...........................................................       24.7
2009...........................................................       22.8
2010...........................................................       21.5
Thereafter.....................................................       59.2
                                                                    ------
Total minimum lease payments...................................     $181.0
                                                                    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                               December 31,
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                               (in millions)
Short-term debt:
Current maturities of long-term debt....................... $  484.9  $   18.9
Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1)...............    495.6     497.0
   Notes payable, interest ranging from 6.7% to 12.1%,
     due in varying amounts to 2015........................    494.8      42.7
                                                            --------  --------
Total long-term debt.......................................    990.4     539.7

Less current maturities....................................   (484.9)    (18.9)
                                                            --------  --------
Long-term debt.............................................    505.5     520.8
                                                            --------  --------
       Total long and short-term debt before fair
         value adjustments.................................    990.4     539.7
Fair value adjustments related to interest rate swaps
  (1)......................................................    (18.0)     19.6
                                                            --------  --------
Total long and short-term debt after fair value
  adjustments.............................................. $  972.4  $  559.3
                                                            ========  ========
Consumer notes:
   Notes payable, interest ranging from 1.85% to 6.26%
     due in varying amounts to 2036........................ $2,454.1  $2,487.7
                                                            ========  ========
--------
/(1)/ As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

The notes payable consists of debt issued by various operating subsidiaries of the Company. A note payable of $14.1 million of which $4.8 million was short-term, was outstanding as of December 31, 2005 at Signature Fruit, Inc., a subsidiary of the Company. This subsidiary was sold in 2006.

At December 31, 2006 the Company had a short term note payable of $476.6 million to an affiliate Manulife Holdings Delaware, LLC. The note payable was repaid on March 1, 2007.

At December 31, 2006, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in 2009. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2006. At December 31, 2006 Manulife and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2006. At December 31, 2006, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2007--$484.9 million; 2008--$2.1 million; 2009--$1.3 million, 2010--$1.2 million; 2011--$0 million;
and thereafter--$500.9 million.

Interest expense on debt, included in other operating costs and expenses, was $36.3 million and $43.2 million in 2006 and 2005 and $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid on debt was $36.0 million and $42.5 million in 2006 and 2005 and $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2007--$508.2 million; 2008--$645.8 million; 2009--$394.5 million,
2010--$221.6 million, 2011--$152.3 million; and thereafter--$531.7 million.

Interest expense on consumer notes, included in benefits to policyholders, was $126.3 million, $122.1 million, and $100.8 million in 2006, 2005, and 2004, respectively. Interest paid amounted to $121.9 million, $115.4 million and $90.1 million in 2006, 2005 and 2004.

Note 10 -- Related Party Transactions

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $4.8 million, $6.3 million and $6.4 million during the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with JHReCo, an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $2,227.1 million and $2,061.6 million (restated) at December 31, 2006 and 2005, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,612.8 million and $2,614.1 million at December 31, 2006 and 2005, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $571.2 million, $537.2 million and $702.8 million during the years ended December 31, 2006, 2005 and 2004 respectively.

During the year ended 2005, the Company entered into an assumption reinsurance agreement with JHIC of Vermont, an affiliate and wholly owned subsidiary of JHFS. Under the agreement separate account assets and corresponding liabilities of $127.6 million from the Company's Trust Owned Health Insurance (TOHI) contracts, were transferred to JHIC of Vermont. TOHI is a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $0 million and $1.0 million at December 31, 2006 and 2005, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2006 and December 31, 2005, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0 million and $0.7 million during the years ended December 31, 2006 and 2005. This reinsurance contract was terminated effective July 1, 2006.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2006, the Company managed approximately $2,270.9 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

The Company provided JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which were periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $17.3 million for the year ending December 31, 2004. In 2005, the service agreement was terminated.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA") formally known as The Manufacturers Life Insurance Company (U.S.A), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement, John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2006 and 2005 there are accrued payables from the Company to John Hancock USA of $104.2 million and 37.0 million for these service agreements. The Company incurred costs for these agreements of $110.7 million and $91.6 million for the years ended December 31, 2006 and 2005 and $61.1 million for the period April 29, 2004 through December 31, 2004.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $2.7 million and $3.0 million for the year ended December 31, 2006 and 2005 and $1.5 million for the period April 29, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY
through December 31, 2004. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The company had $834.2 million and $1.7 billion invested in this pool at December 31, 2006 and 2005. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

On November 10, 2006 pursuant to a note purchase agreement, the Company borrowed $90.0 million from John Hancock USA. The note is due December 1, 2011 and secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note balance is included in other liabilities in the Consolidated Balance Sheets. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17.0 million from an affiliate, John Hancock USA, for $150.1 million in cash. Since the transfer was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $86.7 million, (net of tax of $46.6 million) to the Company's paid in capital as of December 31, 2006. The note payable is included in other liabilities in the Company's Consolidated Balance Sheet.

During 2006 and 2005, the Company paid $560.0 million and $690.0 million in dividends to its Parent. The Company received dividends of $95.0 million and $175.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $61.0 million and $30.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                                                 April 29, 2004 to    January 1, 2004 to
                                            2006                  2005           December 31, 2004    April 28, 2004
                                    --------------------  --------------------  ------------------  --------------------
                                          Premiums              Premiums             Premiums           Premiums
                                    --------------------  --------------------  ------------------  --------------------
                                     Written     Earned    Written     Earned    Written   Earned   Written      Earned
                                    ---------  ---------  ---------  ---------  --------  --------  -------    ---------
                                                                      (in millions)
Direct............................. $ 3,049.8  $ 3,049.6  $ 2,476.5  $ 2,479.4  $1,651.1  $1,658.7  $ 845.9    $ 835.8
Assumed............................     683.3      683.3      545.0      545.0     484.3     484.3    192.8      192.8
Ceded..............................  (1,045.1)  (1,045.1)  (1,040.6)  (1,040.6)   (815.7)   (815.7)  (411.5)    (411.5)
                                    ---------  ---------  ---------  ---------  --------  --------   -------   -------
   Net life, health and annuity
     premiums...................... $ 2,688.0  $ 2,687.8  $ 1,980.9  $ 1,983.8  $1,319.7  $1,327.3  $ 627.2    $ 617.1
                                    =========  =========  =========  =========  ========  ========   =======   =======

At December 31, 2006 and 2005 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $754.9 million and $629.9 million respectively. For the periods January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $172.4 million and $360.9 million.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

As of December 31, 2006, the Plan was merged with the qualified pension plan of an affiliated company, JH USA. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger is not expected to have a material effect on the financial statements of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Benefits related to the defined benefit pension plans paid to employees and retirees were $226.2 million, $233.5 million, and $209.5 million in 2006, 2005, and 2004, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $8.6 million, $9.5 million, and $9.0 million in 2006, 2005 and 2004, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status for its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004).

With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in the FAS 106 obligation during 2006. The reduction in liability for this second group reflected in the Company's consolidated financial statements during 2006 was not material.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                 Years Ended December 31,
                                                        ----------------------------------------
                                                                            Other Postretirement
                                                         Pension Benefits          Benefits
                                                        ------------------  --------------------
                                                          2006      2005      2006       2005
                                                        --------  --------  ---------  --------
                                                                   (in millions )
Change in benefit obligation:
Benefit obligation at beginning of year................ $2,295.0  $2,242.2  $ 641.4    $ 656.0
Service cost...........................................     27.1      24.9      1.3        1.5
Interest cost..........................................    119.7     122.3     32.5       35.3
Participant contributions..............................       --        --      3.2        6.2
Actuarial loss (gain)..................................    (48.6)    139.1    (51.3)       1.1
Special termination benefits...........................      3.0        --       --         --
Benefits paid..........................................   (226.2)   (233.5)   (53.9)     (58.7)
                                                        --------  --------   -------   -------
Benefit obligation at end of year...................... $2,170.0  $2,295.0  $ 573.2    $ 641.4
                                                        ========  ========   =======   =======
Change in plan assets:
Fair value of plan assets at beginning of year......... $2,200.0  $2,205.1  $ 269.2    $ 259.3
Actual return on plan assets...........................    384.7     154.7     34.6        9.9
Employer contribution..................................     29.7      73.7     50.7       52.5
Employee contribution..................................       --        --      3.2        6.2
Benefits paid..........................................   (226.2)   (233.5)   (53.9)     (58.7)
                                                        --------  --------   -------   -------
Fair value of plan assets at end of year............... $2,388.2  $2,200.0  $ 303.8    $ 269.2
                                                        ========  ========   =======   =======
Funded status at end of year........................... $  218.2  $  (95.0) $(269.4)   $(372.2)
Unrecognized actuarial (gain)/loss (1).................       --      80.6       --       36.0
                                                        --------  --------   -------   -------
Net amount recognized.................................. $  218.2  $  (14.4) $(269.4)   $(336.2)
                                                        ========  ========   =======   =======
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost................................... $  557.6  $  305.0  $    --    $    --
Accrued benefit liability..............................   (339.4)       --   (269.4)        --
Accrued benefit liability including minimum liability
  (1)..................................................       --    (332.7)      --     (336.2)
Accumulated other comprehensive income.................       --      13.3       --         --
                                                        --------  --------   -------   -------
Net amount recognized.................................. $  218.2  $  (14.4) $(269.4)   $(336.2)
                                                        ========  ========   =======   =======

--------
(1) As a result of the adoption of SFAS No. 158 on December 31, 2006, these items are no longer applicable.

The accumulated benefit obligations for all defined benefit pension plans was $2,090.1 million and $2,160.1 million at December 31, 2006 and 2005, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position on December 31, 2006 was as follows:

                                                         Incremental
                                                          effect of
                                                          adopting
                                               Pre SFAS   SFAS No.   Post SFAS
                                               No. 158       158      No. 158
                                               --------- ----------- ---------
                                                        (in millions)
 Other assets................................. $ 2,628.2   $208.7    $ 2,836.9
                                               ---------   ------    ---------
    Total assets.............................. $96,807.3   $208.7    $97,016.0

 Deferred income tax liability................ $   316.8   $ 77.5    $   394.3
 Other liabilities............................   4,767.8    (12.7)     4,755.1
                                               ---------   ------    ---------
    Total liabilities......................... $86,408.5   $ 64.8    $86,473.3

 Accumulated other comprehensive income (loss) $   294.6   $143.9    $   438.5
                                               ---------   ------    ---------
    Total stockholders' equity................ $10,270.7   $143.9    $10,414.6

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                              December 31,
                                                             -------------
                                                              2006   2005
                                                             ------ ------
                                                             (in millions)
Projected benefit obligation................................ $344.5 $586.1

Accumulated benefit obligation..............................  333.3  557.2

Fair value of plan assets...................................    5.2  228.0

Components of Net Periodic Benefit cost:

                                                                  Years Ended December 31,
                                       ------------------------------------------------------------------------------
                                                   Pension Benefits                 Other Postretirement Benefits
                                       ---------------------------------------  -------------------------------------
                                                         January 1   April 29                   January 1   April 29
                                                          through    through                     through    through
                                                         April 28, December 31,                 April 28, December 31,
                                         2006     2005     2004        2004      2006    2005     2004        2004
                                       -------  -------  --------- ------------ ------  ------  --------- ------------
                                                                        (in millions)
Service cost.......................... $  27.1  $  24.9   $  7.5     $  14.8    $  1.3  $  1.5    $ 0.5      $  0.9
Interest cost.........................   119.7    122.3     43.2        85.0      32.5    35.3     11.8        24.5
Expected return on plan assets........  (172.8)  (175.2)   (58.8)     (115.1)    (22.6)  (21.5)    (6.9)      (13.9)
Amortization of prior service cost....     3.0      0.6      2.2          --        --      --     (2.5)         --
Recognized actuarial gain.............     0.9       --      8.3          --        --      --      4.2          --
                                       -------  -------   ------     -------    ------  ------    -----      ------
Net periodic (credit) benefit cost.... $ (22.1) $ (27.4)  $  2.4     $ (15.3)   $ 11.2  $ 15.3    $ 7.1      $ 11.5
                                       =======  =======   ======     =======    ======  ======    =====      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The amounts included in "Accumulated other comprehensive income" expected to be recognized as components of net periodic (benefit) cost in 2007 are as follows:

                                                                     Other
                                                        Pension  Postretirement
                                                        Benefits    Benefits
                                                        -------- --------------
                                                             (in millions)
Amortization of transition obligation..................   $ --        $--
Amortization of prior service cost.....................     --         --
Amortization of actuarial (gain) loss, net.............    1.5         --
                                                          ----        ---
Total..................................................   $1.5        $--
                                                          ====        ===

Assumptions:

Weighted -average assumptions used to determine benefit obligation:

                                                       Years Ended December 31,
                                                     --------------------------
                                                                    Other
                                                       Pension   Postretirement
                                                      Benefits     Benefits
                                                     ----------  --------------
                                                     2006  2005  2006     2005
                                                     ----  ----  ----   -------
Discount rate....................................... 5.75% 5.50% 5.75%   5.50%
Rate of compensation increase....................... 4.00% 4.00%  N/A     N/A

Health care trend rate for following year...........             9.50%  10.00%

Ultimate trend rate.................................             5.00%   5.00%

Year ultimate rate reached..........................             2016    2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                      Years Ended December 31,
                                                    ----------------------------
                                                                     Other
                                                      Pension     Postretirement
                                                     Benefits      Benefits
                                                    ----------  ----------------
                                                    2006  2005   2006      2005
                                                    ----  ----   -----   -------
Discount rate...................................... 5.50% 5.75%  5.50%    5.75%
Expected long-term return on plan assets........... 8.25% 8.50%  8.25%    8.50%
Rate of compensation increase...................... 4.00% 4.00%   N/A      N/A

Health care trend rate for following year..........             10.00%   10.50%

Ultimate trend rate................................              5.00%    5.00%

Year ultimate rate reached.........................              2016     2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                   1-Percentage   1-Percentage
                                                  Point Increase Point Decrease
                                                  -------------- --------------
                                                          (in millions)
Effect on total service and interest costs in
  2006...........................................     $ 1.3          $ (1.2)
Effect on postretirement benefit obligations as
  of December 31, 2006...........................      22.8           (20.4)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2006 and 2005, by asset category are as follows:

                                                                     Pension
                                                                  Plan Assets
                                                                at December 31,
                                                                ---------------
                                                                  2006    2005
                                                                ------- -------
Asset Category

Equity securities..............................................   62%     62%
Fixed maturity securities......................................   24      24
Real estate....................................................    4       6
Other..........................................................   10       8
                                                                 ---     ---
   Total.......................................................  100%    100%
                                                                 ===     ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category

Equity securities................................................ 50% -80%
Fixed maturity securities........................................ 23% -35%
Real estate...................................................... -% - 5%
Other............................................................ 5% - 15%

The plans do not own any of the Company's common stock at December 31, 2006 and 2005.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2006, and 2005, by asset category are as follows:

                                                           Other Postretirement
                                                                  Benefits
                                                                Plan Assets
                                                              at December 31,
                                                           --------------------
                                                             2006        2005
                                                           --------- ----------
Asset Category
Equity securities.........................................   56%        61%
Fixed maturity securities.................................   44         39
                                                            ---        ---
   Total..................................................  100%       100%
                                                            ===        ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2006 and 2005, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2006 and 2005, $29.7 million and $73.7 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2007 and approximately $34.1 million to its non-qualified pension plans in 2007.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

                Year            Total Qualified Total Nonqualified Total
                ----            --------------- ------------------ ------
                                              (in millions)
                2007                $154.0            $ 39.3       $193.3
                2008                 152.2              32.4        184.6
                2009                 153.4              31.4        184.8
                2010                 156.0              36.8        192.8
                2011                 155.8              28.6        184.4
             2012-2016               789.8             144.4        934.2

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                               Medicare Part
                Year            Gross Payments   D Subsidy   Net Payments
                ----            -------------- ------------- ------------
                                              (in millions)
                2007                $ 54.1         $ 4.4        $ 49.7
                2008                  54.3           4.5          49.8
                2009                  54.2           4.4          49.8
                2010                  54.1           4.4          49.7
                2011                  53.6           4.3          49.3
             2012-2016               254.0          20.0         234.0

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                       Years Ended December 31,
                                                   ----------------------------------------------------------------
                                                                 2006                             2005
                                                   -------------------------------  -------------------------------
                                                                             (in millions)
                                                   Qualified Nonqualified           Qualified Nonqualified
                                                     Plans      Plans       Total     Plans      Plans       Total
                                                   --------- ------------ --------  --------- ------------ --------
Benefit obligation at the end of year............. $1,825.4    $ 344.6    $2,170.0  $1,959.7    $ 335.3    $2,295.0
Fair value of plan assets at end of year..........  2,383.0        5.2     2,388.2   2,190.0       10.0     2,200.0
                                                   --------    -------    --------  --------    -------    --------
Funded status (assets less obligations)...........    557.6     (339.4)      218.2     230.3     (325.3)      (95.0)
Unrecognized net actuarial (gain)/loss............       --         --          --      56.8       23.8        80.6
                                                   --------    -------    --------  --------    -------    --------
Prepaid (accrued) benefit cost.................... $  557.6    $(339.4)   $  218.2  $  287.1    $(301.5)   $  (14.4)
                                                   ========    =======    ========  ========    =======    ========
Amounts recognized in the consolidated balance
  sheets:
Prepaid benefit cost.............................. $  557.6    $    --    $  557.6  $  305.0    $    --    $  305.0
Accrued benefit liability.........................       --     (339.4)     (339.4)       --         --          --
Accrued benefit liability including minimum
  liability (1)...................................       --         --          --     (20.6)    (312.1)     (332.7)
Accumulated other comprehensive income............       --         --          --       2.7       10.6        13.3
                                                   --------    -------    --------  --------    -------    --------
Net amount recognized............................. $  557.6    $(339.4)   $  218.2  $  287.1    $(301.5)   $  (14.4)
                                                   ========    =======    ========  ========    =======    ========
Components of net periodic benefit cost:

Service cost...................................... $   22.1    $   5.0    $   27.1  $   21.2    $   3.7    $   24.9
Interest cost.....................................    101.5       18.2       119.7     102.7       19.6       122.3
Expected return on plan assets....................   (172.3)      (0.5)     (172.8)   (174.9)      (0.3)     (175.2)
Actuarial loss amortization.......................       --        0.9         0.9        --        0.6         0.6
Amortization of prior service cost................      1.2        1.8         3.0        --         --          --
                                                   --------    -------    --------  --------    -------    --------
Net periodic (credit) benefit cost................ $  (47.5)   $  25.4    $  (22.1) $  (51.0)   $  23.6    $  (27.4)
                                                   ========    =======    ========  ========    =======    ========

--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006 these items are no longer applicable.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt, to invest in real estate, and to issue mortgage loans on real estate totaling $562.6 million, $29.5 million, and $127.8 million, respectively, at December 31, 2006. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $719.9 million at December 31, 2006. The majority of these commitments expire in 2007.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2006.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business and has provided adequately for the exposure. During 2006 and 2005, the Company received additional information about its exposure and recognized an additional charge of $69.8 million and $214.0 million, after tax, to reflect its current best estimate of its exposure as of December 31, 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares authorized, issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at January 1, 2004 - Restated.............    $1,332.6      $177.1       $(3.1)    $(78.0)    $1,428.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $69.8 million)............      (129.2)         --          --         --       (129.2)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $69.3
  million)........................................      (128.6)         --          --         --       (128.6)
Adjustment for participating group annuity
  contracts (net of deferred income tax benefit
  of $0.5 million)................................        (1.0)         --          --         --         (1.0)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $84.0 million)............       156.1          --          --         --        156.1
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $ 39.9
  million)........................................        74.1          --          --         --         74.1
                                                      --------      ------       -----     ------     --------
Net unrealized gains (losses).....................       (28.6)         --          --                   (28.6)
Foreign currency translation adjustment...........          --                    (0.3)        --         (0.3)
Minimum pension liability (net of deferred income
  tax expense of $ 0.4 million)...................          --          --          --        0.6          0.6
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax expense of
  $6.4 million) - Restated........................          --        11.7          --         --         11.7
                                                      --------      ------       -----     ------     --------
Balance at April 28, 2004 - Restated..............    $1,304.0      $188.8       $(3.4)    $(77.4)    $1,412.0
                                                      ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at April 28, 2004 - Restated..............   $ 1,304.0      $ 188.8      $(3.4)    $(77.4)    $ 1,412.0
Acquisition by Manulife Financial Corporation:
  Sale of accumulated other comprehensive income
  - Restated......................................    (1,304.0)      (188.8)       3.4       77.4      (1,412.0)
                                                     ---------      -------      -----     ------     ---------
Balance at April 29, 2004.........................   $      --      $    --      $  --     $   --     $      --
                                                     =========      =======      =====     ======     =========
Gross unrealized gains (losses) (net of deferred
  income tax expense of $292.0 million)...........   $   544.9           --         --         --     $   544.9
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $31.7 million)............       (58.9)          --         --         --         (58.9)
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $40.1
  million)........................................       (74.6)          --         --         --         (74.6)
                                                     ---------      -------      -----     ------     ---------
Net unrealized gains (losses).....................       411.4           --         --         --         411.4
Foreign currency translation adjustment...........          --           --      $ 0.6         --           0.6
Net accumulated gains (losses) on cash flow
  hedges (net of income deferred tax expense of
  $83.0 million) - Restated.......................          --      $ 191.5         --         --         191.5
Minimum pension liability, (net of deferred
  income tax benefit of $6.0 million).............          --           --         --     $(11.0)        (11.0)
                                                     ---------      -------      -----     ------     ---------
Balance at December 31, 2004 - Restated...........   $   411.4      $ 191.5      $ 0.6     $(11.0)    $   592.5
                                                     =========      =======      =====     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at January 1, 2005 - Restated.............    $ 411.4       $191.5       $ 0.6     $(11.0)     $ 592.5
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $244.0 million)...........     (454.4)          --          --         --       (454.4)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $82.5
  million)........................................     (153.3)          --          --         --       (153.3)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $46.4 million)............       86.0           --          --         --         86.0
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $54.7
  million)........................................      101.7           --          --         --        101.7
                                                      -------       ------       -----     ------      -------
Net unrealized gains (losses).....................     (420.0)          --          --         --       (420.0)
Foreign currency translation adjustment...........         --           --        (1.8)        --         (1.8)
Minimum pension liability (net of deferred income
  tax expense of $1.3 million)....................         --           --          --        2.4          2.4
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax expense of
  $113.4 million) - Restated......................         --        171.2          --         --        171.2
                                                      -------       ------       -----     ------      -------
Balance at December 31, 2005 - Restated...........    $  (8.6)      $362.7       $(1.2)    $ (8.6)     $ 344.3
                                                      =======       ======       =====     ======      =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                                       Additional
                                                                      Net                             Pension and
                                                                  Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                        Net       Gain (Loss)  Currency    Pension    Unrecognized      Other
                                                     Unrealized     on Cash   Translation Liability   Net Periodic  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Adjustment Benefit (Cost)    Income
                                                   -------------- ----------- ----------- ---------- -------------- -------------
                                                                                   (in millions)
Balance at January 1, 2006 - Restated.............     $ (8.6)      $362.7       $(1.2)     $ (8.6)      $   --        $344.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $57.8 million)............      106.2           --          --          --           --         106.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $47.4
  million)........................................      (88.1)          --          --          --           --         (88.1)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $3.0 million).............        5.6           --          --          --           --           5.6
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $1.2
  million)........................................        2.3           --          --          --           --           2.3
                                                       ------       ------       -----      ------       ------        ------
Net unrealized gains (losses).....................       26.0           --          --          --           --          26.0
Foreign currency translation adjustment...........         --           --         0.4          --           --           0.4
Minimum pension liability (net of deferred income
  tax benefit of $8.9 million)....................         --           --          --       (16.3)          --         (16.3)
Impact of adoption of SFAS No. 158 (net of tax
  expense of $86.3 million).......................                                            24.9        135.3         160.2
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $44.8
  million)........................................         --        (76.1)         --          --           --         (76.1)
                                                       ------       ------       -----      ------       ------        ------
Balance at December 31, 2006......................     $ 17.4       $286.6       $(0.8)     $   --       $135.3        $438.5
                                                       ======       ======       =====      ======       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                For the Years Ended December 31,
                                                -------------------------------
                                                  2006       2005       2004
                                                 -------    -------    -------
                                                      (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:....
       Fixed maturities........................ $(177.8)   $(151.4)   $ 825.1
       Equity investments......................    86.8       46.1        9.0
       Other investments.......................    22.2        8.0        2.8
                                                ---------  ---------  ---------
Total..........................................   (68.8)     (97.3)     836.9

Amounts of unrealized investment (gains)
  losses attributable to:
       Deferred policy acquisition costs
         and value of business acquired........    50.4       41.8      (90.6)
       Policyholder dividend obligation........    45.2       41.7     (114.7)
       Deferred federal income taxes...........    (9.4)       5.2     (220.2)
                                                ---------  ---------  ---------
Total..........................................    86.2       88.7     (425.5)
                                                ---------  ---------  ---------
Net unrealized investment gains................ $  17.4    $  (8.6)   $ 411.4
                                                =========  =========  =========

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $12.6 million, $25.2 million, and $37.8 million on the purchase as goodwill at December 31, 2006, 2005, and 2004, respectively. This amount will be amortized over a five year period. The impact on statutory net income was an amortization expense of $12.6 million, $12.6 million and $12.4 million in 2006, 2005, and 2004, respectively. As a result of this permitted practice, the Company's reported capital and surplus for the 2006, 2005, and 2004 reporting periods was increased by $0 million, $12.6 million, and $25.4 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Insurance Company.

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (in millions)
Statutory net income................................ $  523.5 $  654.0 $  509.3
Statutory capital and surplus.......................  3,592.3  3,966.3  4,084.5

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 15 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of the Company included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) and John Hancock Accident are reported in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During the majority of 2006, the Company operated in the following three business segments: two segments primarily served retail customers and institutional customers and our third segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering and Guaranteed and Structured Financial Products Segment (G&SFP). In the first quarter of 2006, the Company's G&SFP businesses were reorganized and included in Wealth Management Segment. Information for prior periods has been restated accordingly.

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2004 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 7 -- Closed Block in the notes to the consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                         Wealth   Corporate
                                                                            Protection Management and Other Consolidated
2006                                                                        ---------- ---------- --------- ------------
Revenues:
Revenues from external customers........................................... $ 2,245.8  $ 1,268.9  $   548.4  $ 4,063.1
   Net investment income...................................................   1,393.0    1,771.2      363.4    3,527.6
   Net realized investment and other gains (losses)........................    (144.4)      49.7      100.9        6.2
                                                                            ---------  ---------  ---------  ---------
   Revenues................................................................ $ 3,494.4  $ 3,089.8  $ 1,012.7  $ 7,596.9
                                                                            =========  =========  =========  =========
   Net income.............................................................. $   164.1  $   251.6  $   164.9  $   580.6
                                                                            =========  =========  =========  =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $   109.0  $    54.7  $    26.4  $   190.1
   Carrying value of investments accounted for under the equity method.....     917.6      743.0      173.7    1,834.3
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................     184.9      114.1        0.1      299.1
   Interest expense........................................................       0.8         --       35.5       36.3
   Income tax expense......................................................      75.7       57.4      134.4      267.5
   Segment assets.......................................................... $44,144.8  $41,447.0  $11,424.2  $97,016.0

                                                                                         Wealth   Corporate
                                                                            Protection Management and Other Consolidated
2005                                                                        ---------- ---------- --------- ------------
Revenues:
Revenues from external customers - Restated................................ $ 2,268.0  $   790.1  $  235.3   $ 3,293.4
   Net investment income - Restated........................................   1,277.7    1,764.6     433.0     3,475.3
   Net realized investment and other gains (losses)........................      84.7      425.3       4.6       514.6
   Inter-segment revenues..................................................        --        1.7      (1.7)         --
                                                                            ---------  ---------  --------   ---------
   Revenues - Restated..................................................... $ 3,630.4  $ 2,981.7  $  671.2   $ 7,283.3
                                                                            =========  =========  ========   =========
   Net income - Restated................................................... $   436.2  $   598.9  $ (223.4)  $   811.7
                                                                            =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    96.3  $   117.2  $   59.2   $   272.7
   Carrying value of investments accounted for under the equity method.....   1,168.1      813.7     245.5     2,227.3
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................      85.6       88.7        --       174.3
   Interest expense........................................................        --         --      43.2        43.2
   Income tax expense - Restated...........................................     225.1      271.6     (87.9)      408.8
   Segment assets - Restated............................................... $43,254.0  $49,613.3  $6,168.0   $99,035.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                     Wealth   Corporate
                                                        Protection Management and Other Consolidated
For the period from April 29 through December 31, 2004  ---------- ---------- --------- ------------
Revenues:
Revenues from external customers - Restated............ $ 1,361.8  $   382.6  $  401.0   $ 2,145.4
   Net investment income - Restated....................     878.7    1,252.4       0.2     2,131.3
   Net realized investment and other (losses) gains....     (43.0)     (13.7)      5.8       (50.9)
   Inter-segment revenues..............................        --        1.3      (1.3)         --
                                                        ---------  ---------  --------   ---------
   Revenues - Restated................................. $ 2,197.5  $ 1,622.6  $  405.7   $ 4,225.8
                                                        =========  =========  ========   =========
   Net income - Restated............................... $   228.4  $   210.1  $  (84.8)  $   353.7
                                                        =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    35.8  $    59.9  $   25.7   $   121.4
   Carrying value of investments accounted for under
     the equity method.................................     768.8    1,001.4     656.8     2,427.0
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.5       86.5      (0.1)      138.9
   Interest expense....................................       0.2         --      27.5        27.7
   Income tax expense - Restated.......................     118.9       84.1     (97.2)      105.8
   Segment assets - Restated........................... $43,662.3  $54,209.2  $1,988.4   $99,859.9

                                                                     Wealth   Corporate
                                                        Protection Management and Other Consolidated
For the period from January 1 through April 28, 2004    ---------- ---------- --------- ------------
Revenues:
   Revenues from external customers....................  $  740.7    $143.5    $168.3     $1,052.5
   Net investment income...............................     492.7     767.9      24.1      1,284.7
   Net realized investment and other gains (losses)....      21.1       0.3     102.7        124.1
   Inter-segment revenues..............................        --       0.6      (0.6)          --
                                                         --------    ------    ------     --------
   Revenues............................................  $1,254.5    $912.3    $294.5     $2,461.3
                                                         ========    ======    ======     ========
   Net income - Restated...............................  $  110.9    $181.5    $ 85.2     $  377.6
                                                         ========    ======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $   11.4    $ 14.6    $ 48.2     $   74.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      67.6      43.5      (0.2)       110.9
   Interest expense....................................        --        --      14.2         14.2
   Income tax expense - Restated.......................      56.5      84.4      26.6        167.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                                        Income Before
                                                                       Income Taxes and
                                                                          Cumulative
                                                                          Effect of
                                                  Long-Lived              Accounting
Location                                 Revenues   Assets    Assets       Changes
--------                                 -------- ---------- --------- ----------------
                                                         (in millions)
2006
United States........................... $7,192.1   $117.0   $96,510.0     $  820.3
Foreign -- other........................    404.8      0.1       506.0         27.8
                                         --------   ------   ---------     --------
                                         $7,596.9   $117.1   $97,016.0     $  848.1
                                         ========   ======   =========     ========
2005
United States - Restated................ $6,867.8   $253.1   $98,635.7     $1,197.1
Foreign -- other........................    415.5      0.1       399.6         23.4
                                         --------   ------   ---------     --------
                                         $7,283.3   $253.2   $99,035.3     $1,220.5
                                         ========   ======   =========     ========
April 29 through December 31, 2004
United States - Restated................ $3,923.2   $250.4   $99,673.4     $  444.0
Foreign -- other........................    302.6      0.3       186.5         15.5
                                         --------   ------   ---------     --------
                                         $4,225.8   $250.7   $99,859.9     $  459.5
                                         ========   ======   =========     ========
January 1 through April 28, 2004
United States - Restated................ $2,355.2   $274.7   $98,709.9     $  546.1
Foreign -- other........................    106.1      0.2       109.0          2.3
                                         --------   ------   ---------     --------
                                         $2,461.3   $274.9   $98,818.9     $  548.4
                                         ========   ======   =========     ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                        December 31,
                                                           ---------------------------------------
                                                                  2006                2005
                                                           ------------------- -------------------
                                                           Carrying    Fair    Carrying    Fair
                                                            Value      Value    Value      Value
                                                           --------- --------- --------- ---------
                                                                        (in millions)
Assets:
   Fixed maturities:......................................
       Available-for-sale................................. $44,863.2 $44,863.2 $45,487.0 $45,487.0
   Equity securities:.....................................
       Available-for-sale.................................   1,105.1   1,105.1     682.1     682.1
       Trading securities.................................        --        --       4.6       4.6
   Mortgage loans on real estate..........................   9,959.5   9,900.3  10,799.6  10,727.6
   Policy loans...........................................   2,071.8   2,071.8   2,041.5   2,041.5
   Cash and cash equivalents - Restated...................     929.2     929.2   1,873.0   1,873.0
Derivatives:
   Interest rate swap agreements..........................     887.7     887.7     719.3     719.3
   Interest rate cap agreements...........................       3.4       3.4       5.9       5.9
   Interest rate floor agreements.........................        --        --      35.5      35.5
   Currency rate swap agreements..........................     613.5     613.5     356.9     356.9
   Credit default swaps...................................       0.8       0.8       3.0       3.0
   Return swap agreements.................................       2.3       2.3        --        --

Liabilities:
   Consumer notes.........................................   2,454.1   2,376.9   2,487.7   2,413.6
   Debt...................................................     972.4   1,015.4     559.3     581.8
   Guaranteed investment contracts and funding agreements.   8,463.9   8,407.1  11,787.4  11,581.7
   Fixed rate deferred and immediate annuities............  10,690.0  10,708.0  11,348.5  11,359.1
   Supplementary contracts without life contingencies.....      66.1      62.1      71.3      71.7
Derivatives:
   Interest rate swap agreements..........................     408.8     408.8     218.5     218.5
   Interest rate cap agreements...........................       0.1       0.1        --        --
   Currency rate swap agreements..........................     614.2     614.2     343.0     343.0
   Credit default swaps...................................       2.9       2.9       1.2       1.2
   Embedded derivative agreements.........................       3.1       3.1        --        --
   Foreign exchange forward agreements....................       4.9       4.9        --        --
Commitments...............................................        --     719.9        --   1,042.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2006.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                 Accumulated
                                   Gross        Amortization          Net
                              Carrying Amount and Other Changes Carrying Amount
                              --------------- ----------------- ---------------
                                                (in millions)
December 31, 2006
   Unamortizable
     intangible assets:......
       Goodwill..............    $3,010.9          $    --         $3,010.9
       Brand name............       600.0               --            600.0
       Investment
         management
         contracts...........       292.9               --            292.9
   Amortizable
     intangible assets:......
       Distribution
         networks............       397.2          $ (11.1)           386.1
       Other investment
         management
         contracts...........        64.2            (13.2)            51.0
       VOBA..................     2,890.3           (388.2)         2,502.1
December 31, 2005
   Unamortizable
     intangible assets:......
       Goodwill -
         Restated............    $3,035.9               --         $3,035.9
       Brand name............       600.0               --            600.0
       Investment
         management
         contracts...........       292.9               --            292.9
   Amortizable
     intangible assets:......
       Distribution
         networks............       397.2          $  (5.1)           392.1
       Other investment
         management
         contracts...........        71.6             (8.6)            63.0
       VOBA..................     2,890.3           (254.0)         2,636.3

                                                                               Period from  Period from
                                                                                 April 29    January 1
                                                                                 through      through
                                                                               December 31,  April 28,
                                                                  2006   2005      2004        2004
                                                                  ----- ------ ------------ -----------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $2.1 million, $
  1.5 million, $ 0.2 million and $ - million, respectively....... $ 3.9 $  2.9    $ 0.5          --
Other Management contract amortization, net of tax of $1.6
  million, $2.1 million, $0.9 million and, $ - million,
  respectively...................................................   3.0    3.9      1.7          --
VOBA, net of tax of $47.4 million, $59.4 million, $42.2 million
  and $1.8 million, respectively.................................  87.9  110.4     78.3        $3.3
                                                                  ----- ------    -----        ----
Aggregate amortization expense, net of tax of $51.1 million,
  $63.0 million, $43.3 million and $ 1.8 million, respectively... $94.8 $117.2    $80.5        $3.3
                                                                  ===== ======    =====        ====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2007......................................................... $50.9   $94.5
   2008.........................................................  51.5    95.7
   2009.........................................................  48.5    90.1
   2010.........................................................  48.6    86.5
   2011.........................................................  48.1    89.3

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                               (in millions)
Goodwill:
Balance at January 1, 2006 - Restated........  $1,600.0   $1,253.3     $182.6       $3,035.9
Goodwill derecognized (1)....................                           (25.0)         (25.0)
                                               --------   --------     ------       --------
Balance at December 31, 2006.................  $1,600.0   $1,253.3     $157.6       $3,010.9
                                               ========   ========     ======       ========

--------
(1) Goodwill of $17.7 million was derecognized due to the sale of a subsidiary, Independence Investment LLC. In 2006, the Company adopted FAS 123 (R) and reduced goodwill by $7.3 million for excess tax benefits associated with stock options.

                                                           Wealth   Corporate
                                              Protection Management and Other Consolidated
                                              ---------- ---------- --------- ------------
                                                             (in millions)
Goodwill:
Balance at January 1, 2005 - Restated........  $1,842.3   $1,040.0   $186.5     $3,068.8
PGAAP adjustments (1)........................    (242.3)     213.3      2.3        (26.7)
Goodwill derecognized (2) - Restated.........                          (6.2)        (6.2)
                                               --------   --------   ------     --------
Balance at December 31, 2005 - Restated......  $1,600.0   $1,253.3   $182.6     $3,035.9
                                               ========   ========   ======     ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005 to reflecting various items impacting goodwill. The adjustments have decreased goodwill by $26.7 million.

(2) In 2006, the Company adopted FAS 123 (R) and reduced the goodwill by $6.2 million for excess tax benefits associated with stock options.

                                                 Wealth   Corporate and
                                    Protection Management     Other     Consolidated
                                    ---------- ---------- ------------- ------------
                                                    (in millions)
Brand name:
Balance at January 1, 2006.........   $364.4     $209.0       $26.6        $600.0
                                      ------     ------       -----        ------
Balance at December 31, 2006.......   $364.4     $209.0       $26.6        $600.0
                                      ======     ======       =====        ======

                                                 Wealth   Corporate and
                                    Protection Management     Other     Consolidated
                                    ---------- ---------- ------------- ------------
                                                    (in millions)
Brand name:
Balance at January 1, 2005.........   $364.4     $209.0       $26.6        $600.0
                                      ------     ------       -----        ------
Balance at December 31, 2005.......   $364.4     $209.0       $26.6        $600.0
                                      ======     ======       =====        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Unamortizable intangible assets (continued):

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Investment management contracts:
Balance at January 1, 2006..............     --       $292.9        --          $292.9
                                             --       ------        --          ------
Balance at December 31, 2006............              $292.9                    $292.9
                                             ==       ======        ==          ======

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Investment management contracts:
Balance at January 1, 2005..............     --       $292.9        --          $292.9
                                             --       ------        --          ------
Balance at December 31, 2005............     --       $292.9        --          $292.9
                                             ==       ======        ==          ======

Amortizable intangible assets:

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2006..............   $304.1     $88.0         --          $392.1
Amortization............................     (4.8)     (1.2)        --            (6.0)
                                           ------     -----         --          ------
Balance at December 31, 2006............   $299.3     $86.8         --          $386.1
                                           ======     =====         ==          ======

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2005..............   $307.9     $88.6         --          $396.5
Amortization............................     (3.8)     (0.6)        --            (4.4)
                                           ------     -----         --          ------
Balance at December 31, 2005............   $304.1     $88.0         --          $392.1
                                           ======     =====         ==          ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2006...................     --       $18.0        $45.0        $63.0
Other investment management contracts
  derecognized (1)...........................     --          --         (7.4)        (7.4)
Amortization.................................     --        (1.1)        (3.5)        (4.6)
                                                  --       -----        -----        -----
Balance at December 31, 2006.................     --       $16.9        $34.1        $51.0
                                                  ==       =====        =====        =====

--------
(1) In 2006, investment management contracts of $7.4 million were derecognized due to the sale of a subsidiary, Independence Investments LLC.

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2005...................     --       $19.5        $39.6        $59.1
Other investment management contracts
  recognized (1).............................     --          --          9.9          9.9
Amortization.................................     --        (1.5)        (4.5)        (6.0)
                                                  --       -----        -----        -----
Balance at December 31, 2005.................     --       $18.0        $45.0        $63.0
                                                  ==       =====        =====        =====

--------
(1) Other investment management contracts recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
VOBA:
Balance at January 1, 2006...................  $2,102.9    $533.4        --         $2,636.3
Amortization.................................     (47.4)    (87.9)       --           (135.3)
Adjustment to unrealized gains on securities
  available for sale.........................       4.2      (3.1)       --              1.1
                                               --------    ------        --         --------
Balance at December 31, 2006.................  $2,059.7    $442.4        --         $2,502.1
                                               ========    ======        ==         ========

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
VOBA:
Balance at January 1, 2005...................  $2,084.1    $616.2        --         $2,700.3
Amortization.................................     (77.5)    (92.3)       --           (169.8)
Adjustment to unrealized gains on securities
  available for sale.........................      35.9      44.2        --             80.1
Other adjustments(1).........................      60.4     (34.7)       --             25.7
                                               --------    ------        --         --------
Balance at December 31, 2005.................  $2,102.9    $533.4        --         $2,636.3
                                               ========    ======        ==         ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $25.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                  December 31,   December 31,
                                                      2006           2005
                                                  ------------   ------------
                                                  (in millions, except for age)
Life contracts with guaranteed benefits
   In the event of death
   Account values................................   $7,078.6       $6,776.6
   Net amount at risk related to deposits........       88.6          134.7
   Average attained age of contract holders......         45             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                            December 31,          December 31,
                                                               2006                 2005
                                                        --------------------- ---------------------
                                                        (in millions, except for ages and percents)
Return of net deposits
In the event of death
   Account value.......................................     $2,726.1              $2,962.3
   Net amount at risk..................................         40.7                  90.2
   Average attained age of contract holders............           65                    64

Return of net deposits plus a minimum return
In the event of death
   Account value.......................................     $  824.3              $  888.8
   Net amount at risk..................................        160.3                 196.2
   Average attained age of contract holders............           66                    65
   Guaranteed minimum return rate......................            5%                    5%

At annuitization
   Account value.......................................     $  211.5              $  205.2
   Net amount at risk..................................         17.9                  21.5
   Average attained age of contract holders............           60                    58
   Range of guaranteed minimum return rates............          4-5%                  4-5%

Highest specified anniversary amount value minus
  withdrawals post anniversary
In the event of death..................................
   Account value.......................................     $  917.9              $1,046.2
   Net amount at risk..................................         57.1                 104.2
   Average attained age of contract holders............           64                    63

Account balances of variable contracts with guarantees invest in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
Type of Fund
Domestic Equity - Growth Funds.......................  $ 1,271.9    $ 1,491.8
Domestic Bond Funds..................................    2,025.9      1,923.1
Domestic Equity - Growth & Income Funds..............    4,467.6      4,725.7
Domestic Equity - Blended Funds......................    2,376.4      1,743.0
Domestic Equity - Value Funds........................       73.0        492.0
International Equity Funds...........................    1,154.8        723.2
International Bond Funds.............................       92.0        100.9
Hedge Funds..........................................       64.7         47.3
                                                       ---------    ---------
   Total.............................................  $11,526.3    $11,247.0
                                                       =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                           Minimum Death  Minimum Income
                                           Benefit (GMDB) Benefit (GMIB) Totals
                                           -------------- -------------- ------
                                                      (in millions)
Balance at January 1, 2006................     $41.0           $2.4      $43.4
Incurred guarantee benefits...............      11.7            0.7       12.4
Paid guarantee benefits...................      (5.8)            --       (5.8)
                                               -----           ----      -----
Balance at December 31, 2006..............     $46.9           $3.1      $50.0
                                               =====           ====      =====
Balance at January 1, 2005................     $37.2           $1.6      $38.8
Incurred guarantee benefits...............      12.5            0.8       13.3
Paid guarantee benefits...................      (8.7)            --       (8.7)
                                               -----           ----      -----
Balance at December 31, 2005..............     $41.0           $2.4      $43.4
                                               =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006.

    . Data used included 200 and 1000 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 8.8% for 2006 and 8.6% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100% of the Annuity 2000 table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 25 percent for 2005.

    .  Annuity discount rate was 6.5%.

The guaranteed minimum income benefit (GMIB) is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 19 -- Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS
No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R, on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Certain employees of the Company are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units.

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2006 and 2005, 181,000 and 182,000 DSUs were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2006 and 2005, 720,000 and 0 DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2006 and 2005 vested immediately upon grant.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market.

Director Equity Incentive Plan (DEIP)

MFC had previously granted stock options to directors under the Director Equity Incentive Plan ("DEIP"). There were no stock options granted under the DEIP in 2006 or 2005, as a result of a decision made by the MFC Board of Directors in 2004 to permanently discontinue stock option grants to directors. A total of 500,000 common shares of MFC had been reserved for issuance under the DEIP.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2006 and 2005, 1.6 million and 1.8 million RSUs were granted to certain eligible employees under this plan. For the year ended December 31, 2006, the Company granted 2.6 million RSUs to certain eligible employees. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $6.6 million, $3.2 million, and $0 million for the years ended December 31, 2006, 2005, and 2004.

The Company's portion of MFC RSU outstanding at December 31, 2006 was as follows:

                                            RSU's Outstanding
                                            -----------------
Outstanding balance at January 1, 2006.....      273,995
   Granted.................................      258,160
   Redeemed................................           --
   Forfeited...............................      (22,438)
   Dividends reinvested....................       10,227
                                                 -------
Outstanding balance at December 31, 2006...      519,944
                                                 =======

The following table summarizes the Company's stock option awards outstanding and the weighted average exercise price during the year ended December 31, 2006:

                                                December 31, 2006
                                            -------------------------
                                                     Weighted Average
                                            Options   Exercise Price
                                            -------  ----------------
Outstanding balance at January 1, 2006..... 404,674       $25.48
   Granted................................. 259,060       $32.61
   Exercised...............................  (8,898)      $25.43
   Forfeited............................... (37,982)      $29.28
                                            -------
Outstanding balance at December 31, 2006... 616,854       $28.25
                                            =======
Exercisable, balance at December 31, 2006..  97,242       $25.49
                                            =======

The market value of MFC common shares at December 31, 2006 was $33.62.

The weighted average fair value of each option granted in 2006 has been estimated at $32.61 using the Black-Scholes option pricing model. The weighted average assumptions used in the determination of the fair value of each option are as follows:

                                            For the Years Ended December 31,
                                            -------------------------------
                                               2006       2005       2004
                                            ---------  ---------  ---------
Dividend yield.............................      1.94%      1.90%      1.80%
Expected volatility........................     20.00%     20.00%     22.50%
Risk - free interest rate..................      4.11%      3.70%      3.70%
Expected life of stock options............. 6.5 years  6.0 years  6.0 years

The Company recorded compensation expense for stock options granted of $2.5 million, $5.5 million, $4.6 million, and $5.4 million for the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In aggregate, the Company recorded stock-based compensation expense of $9.2 million, $8.8 million, $4.6 million, and $5.4 million for the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account V of
John Hancock Life Insurance Company
December 31, 2006

                   John Hancock Variable Annuity Account V of
                       John Hancock Life Insurance Company

                          Audited Financial Statements

                                December 31, 2006

                                    CONTENTS

Audited Financial Statements
Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm.........................................................    1
Statement of Assets and Liabilities........................................    2
Statement of Operations and Changes in Contract Owners' Equity.............    4
Notes to Financial Statements..............................................   15

           REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Contract holders of
John Hancock Variable Annuity Account V of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the "Account") (comprising respectively, the Active Bond, International Equity Index, Money Market, Bond Index, Mid Cap Value B, Small Cap Value, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B, Equity Index, Blue Chip D, Equity Income D, Global Bond D, High Yield D, Mid Cap Stock D, Real Estate Securities D, and Capital Appreciation D Sub-accounts) as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for those sub-accounts and for the Large Cap Growth D sub-account for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account V at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 13, 2007

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                       International
                                                           Equity                                    Mid Cap
                                         Active Bond       Index       Money Market   Bond Index     Value B
                                         -----------   -------------   ------------   ----------   ----------
ASSETS
Investments in shares of portfolios at
   value:                                $23,351,568     $7,084,850     $8,079,833    $1,168,388   $1,827,344
                                         -----------     ----------     ----------    ----------   ----------
Total Assets                             $23,351,568     $7,084,850     $8,079,833    $1,168,388   $1,827,344
                                         ===========     ==========     ==========    ==========   ==========
NET ASSETS:
Contracts in accumulation                $23,237,275     $7,049,569     $8,025,338    $1,129,354   $1,827,344
Contracts in payout (annuitization)          114,293         35,281         54,495        39,034
                                         -----------     ----------     ----------    ----------   ----------
Total net assets                         $23,351,568     $7,084,850     $8,079,833    $1,168,388   $1,827,344
                                         ===========     ==========     ==========    ==========   ==========
Units outstanding                            905,172        290,152        514,357        87,808       80,695
                                         ===========     ==========     ==========    ==========   ==========
Unit value (in accumulation)             $     25.80     $    24.42     $    15.71    $    13.31   $    22.65
                                         ===========     ==========     ==========    ==========   ==========

                                                                                                 Small Cap
                                            Small       Growth &                   Short-Term    Emerging
                                          Cap Value      Income        Managed        Bond        Growth
                                         ----------   -----------   ------------   ----------   ----------
ASSETS
Investments in shares of portfolios at
   value:                                $2,629,090   $66,042,299   $112,695,883   $2,712,157   $7,058,798
                                         ----------   -----------   ------------   ----------   ----------
Total Assets                             $2,629,090   $66,042,299   $112,695,883   $2,712,157   $7,058,798
                                         ==========   ===========   ============   ==========   ==========
NET ASSETS:
Contracts in accumulation                $2,629,090   $65,735,509   $111,722,752   $2,712,157   $7,032,693
Contracts in payout (annuitization)                       306,790        973,131                    26,105
                                         ----------   -----------   ------------   ----------   ----------
Total net assets                         $2,629,090   $66,042,299   $112,695,883   $2,712,157   $7,058,798
                                         ==========   ===========   ============   ==========   ==========
Units outstanding                           100,329     1,797,186      3,399,973      177,695      489,651
                                         ==========   ===========   ============   ==========   ==========
Unit value (in accumulation)             $    26.20   $     36.75   $      33.15   $    15.26   $    14.42
                                         ==========   ===========   ============   ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                                DECEMBER 31, 2006

                                                 Overseas      Equity                      Equity       Global
                                                 Equity B       Index     Blue Chip D     Income D      Bond D
                                                ----------   ----------   -----------   -----------   ----------
ASSETS
Investments in shares of portfolios at value:   $4,537,799   $9,497,024   $19,240,770   $14,227,434   $2,624,561
                                                ----------   ----------   -----------   -----------   ----------
Total Assets                                    $4,537,799   $9,497,024   $19,240,770   $14,227,434   $2,624,561
                                                ==========   ==========   ===========   ===========   ==========
NET ASSETS:
Contracts in accumulation                       $4,537,799   $9,429,979   $19,229,970   $14,219,927   $2,624,561
Contracts in payout (annuitization)                              67,045        10,800         7,507
                                                ----------   ----------   -----------   -----------   ----------
Total net assets                                $4,537,799   $9,497,024   $19,240,770   $14,227,434   $2,624,561
                                                ==========   ==========   ===========   ===========   ==========
Units outstanding                                  291,468      475,051       728,071       597,472      153,510
                                                ==========   ==========   ===========   ===========   ==========
Unit value (in accumulation)                    $    15.57   $    19.99   $     26.43   $     23.81   $    17.10
                                                ==========   ==========   ===========   ===========   ==========

                                                  High       Mid Cap      Real Estate      Capital
                                                 Yield D     Stock D     Securities D   Appreciation D       Total
                                                --------   -----------   ------------   --------------   ------------
ASSETS
Investments in shares of portfolios at value:   $667,564   $11,663,928    $11,516,052     $4,584,833     $311,210,175
                                                --------   -----------    -----------     ----------     ------------
Total Assets                                    $667,564   $11,663,928    $11,516,052     $4,584,833     $311,210,175
                                                ========   ===========    ===========     ==========     ============
NET ASSETS:
Contracts in accumulation                       $667,564   $11,635,330    $11,416,898     $4,584,833     $309,447,942
Contracts in payout (annuitization)                             28,598         99,154                       1,762,233
                                                --------   -----------    -----------     ----------     ------------
Total net assets                                $667,564   $11,663,928    $11,516,052     $4,584,833     $311,210,175
                                                ========   ===========    ===========     ==========     ============
Units outstanding                                 56,988       353,475        189,892        528,431       11,217,377
                                                ========   ===========    ===========     ==========     ============
Unit value (in accumulation)                    $  11.71   $     33.00    $     60.65     $     8.68     $      27.74
                                                ========   ===========    ===========     ==========     ============

See accompanying notes

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Active Bond          International Equity Index
                                                           -------------------------   --------------------------
                                                               2006          2005           2006         2005
                                                           -----------   -----------    -----------   ----------
Income:
   Dividends                                               $   725,508   $   457,558    $   111,347   $  540,921
Expenses:
   Mortality and expense risk and administration charges       336,588       392,132         89,550       76,047
                                                           -----------   -----------    -----------   ----------
Net investment income (loss)                                   388,920        65,426         21,797      464,874
Net realized gain (loss)                                        14,625       (27,082)        36,883      (93,300)
Unrealized appreciation (depreciation) during the period       330,806       291,620      1,395,104      421,813
                                                           -----------   -----------    -----------   ----------
Net increase (decrease) in contract owners
   equity from operations                                      734,351       329,964      1,453,784      793,387
Changes from principal transactions:
   Purchase payments                                           152,305       233,892         53,013       85,207
   Transfers between sub-accounts and the company             (795,136)       30,882        540,377      547,622
   Withdrawals                                              (4,086,341)   (4,206,758)    (1,104,571)    (814,771)
   Annual contract fee                                              --       (25,404)          (271)      (3,192)
                                                           -----------   -----------    -----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions:                      (4,729,172)   (3,967,388)      (511,452)    (185,134)
                                                           -----------   -----------    -----------   ----------
Total increase (decrease) in contract owners' equity        (3,994,821)   (3,637,424)       942,332      608,253
Contract owners' equity at beginning of period              27,346,389    30,983,813      6,142,518    5,534,265
                                                           -----------   -----------    -----------   ----------
Contract owners' equity at end of period                   $23,351,568   $27,346,389    $ 7,084,850   $6,142,518
                                                           ===========   ===========    ===========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Money Market                Bond Index
                                                           -------------------------   -----------------------
                                                               2006          2005         2006         2005
                                                           -----------   -----------   ----------   ----------
Income:
   Dividends                                               $   378,744   $   281,366   $   47,692   $   30,057
Expenses:
   Mortality and expense risk and administration charges       114,010       134,560       18,761       24,115
                                                           -----------   -----------   ----------   ----------
Net investment income (loss)                                   264,734       146,806       28,931        5,942
Net realized gain (loss)                                         4,168        (6,685)      (6,551)      (6,834)
Unrealized appreciation (depreciation) during the period            --            --       17,964       21,671
                                                           -----------   -----------   ----------   ----------
Net increase (decrease) in contract owners
   equity from operations                                      268,902       140,121       40,344       20,779
Changes from principal transactions:
   Purchase payments                                            93,253       134,515       12,414       14,207
   Transfers between sub-accounts and the company            2,047,231       447,173      (56,881)      22,501
   Withdrawals                                              (3,046,906)   (2,625,610)    (311,107)    (516,676)
   Annual contract fee                                              --        (5,346)        (387)        (829)
                                                           -----------   -----------   ----------   ----------
Net increase (decrease) in contract owners'
   equity from principal transactions:                        (906,422)   (2,049,268)    (355,961)    (480,797)
                                                           -----------   -----------   ----------   ----------
Total increase (decrease) in contract owners' equity          (637,520)   (1,909,147)    (315,617)    (460,018)
Contract owners' equity at beginning of period               8,717,353    10,626,500    1,484,005    1,944,023
                                                           -----------   -----------   ----------   ----------
Contract owners' equity at end of period                   $ 8,079,833   $ 8,717,353   $1,168,388   $1,484,005
                                                           ===========   ===========   ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               Mid Cap Value B           Small Cap Value
                                                           -----------------------   -----------------------
                                                              2006         2005         2006         2005
                                                           ----------   ----------   ----------   ----------
Income:
   Dividends                                               $  139,220   $   21,985   $  404,752   $   29,717
Expenses:
   Mortality and expense risk and administration charges       22,864       20,222       34,580       32,964
                                                           ----------   ----------   ----------   ----------
Net investment income (loss)                                  116,356        1,763      370,172       (3,247)
Net realized gain (loss)                                       86,557       46,530      141,841      151,863
Unrealized appreciation (depreciation) during the period       92,159       50,926     (130,541)      13,667
                                                           ----------   ----------   ----------   ----------
Net increase (decrease) in contract owners equity from
   operations                                                 295,072       99,219      381,472      162,283
Changes from principal transactions:
   Purchase payments                                           22,852        7,397       47,622       49,982
   Transfers between sub-accounts and the company              34,044      311,526      237,315      146,575
   Withdrawals                                               (178,847)    (210,409)    (304,299)    (325,135)
   Annual contract fee                                           (100)        (444)          --         (522)
                                                           ----------   ----------   ----------   ----------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                   (122,051)     108,070      (19,362)    (129,100)
                                                           ----------   ----------   ----------   ----------
Total increase (decrease) in contract owners' equity          173,021      207,289      362,110       33,183
Contract owners' equity at beginning of period              1,654,323    1,447,034    2,266,980    2,233,797
                                                           ----------   ----------   ----------   ----------
Contract owners' equity at end of period                   $1,827,344   $1,654,323   $2,629,090   $2,266,980
                                                           ==========   ==========   ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 Growth & Income                  Managed
                                                           --------------------------   ---------------------------
                                                               2006           2005          2006           2005
                                                           ------------   -----------   ------------   ------------
Income:
   Dividends                                               $  4,311,976   $ 3,169,681   $ 10,031,186   $  3,496,711
Expenses:
   Mortality and expense risk and administration charges        924,074       979,084      1,579,471      1,821,686
                                                           ------------   -----------   ------------   ------------
Net investment income (loss)                                  3,387,902     2,190,597      8,451,715      1,675,025
Net realized gain (loss)                                     (6,643,890)   (6,484,635)    (4,679,653)    (3,220,705)
Unrealized appreciation (depreciation) during the period     10,354,419     9,329,071      2,952,068      3,215,023
                                                           ------------   -----------   ------------   ------------
Net increase (decrease) in contract owners equity from
   operations                                                 7,098,431     5,035,033      6,724,130      1,669,343
Changes from principal transactions:
   Purchase payments                                            451,857       579,391        462,904        904,549
   Transfers between sub-accounts and the company            (1,116,676)     (773,367)    (2,555,698)    (1,022,763)
   Withdrawals                                              (10,986,944)   (9,593,817)   (20,025,772)   (20,147,744)
   Annual contract fee                                               --       (52,438)            --       (109,784)
                                                           ------------   -----------   ------------   ------------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                  (11,651,763)   (9,840,231)   (22,118,566)   (20,375,742)
                                                           ------------   -----------   ------------   ------------
Total increase (decrease) in contract owners' equity         (4,553,332)   (4,805,198)   (15,394,436)   (18,706,399)
Contract owners' equity at beginning of period               70,595,631    75,400,829    128,090,319    146,796,718
                                                           ------------   -----------   ------------   ------------
Contract owners' equity at end of period                   $ 66,042,299   $70,595,631   $112,695,883   $128,090,319
                                                           ============   ===========   ============   ============

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                Short-Term Bond        Small Cap Emerging Growth
                                                           -------------------------   -------------------------
                                                               2006          2005          2006          2005
                                                           -----------   -----------   -----------   -----------
Income:
   Dividends                                               $   118,202   $    67,931   $        --   $   157,547
Expenses:
   Mortality and expense risk and administration charges        45,930        60,344       102,677        98,471
                                                           -----------   -----------   -----------   -----------
Net investment income (loss)                                    72,272         7,587      (102,677)       59,076
Net realized gain (loss)                                       (42,187)      (28,352)      529,975       150,962
Unrealized appreciation (depreciation) during the period        60,011        48,237       359,990       775,686
                                                           -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners equity from
   operations                                                   90,096        27,472       787,288       985,724
Changes from principal transactions:
   Purchase payments                                            13,082        25,475       113,532       114,662
   Transfers between sub-accounts and the company             (263,802)      (49,651)       49,800      (110,352)
   Withdrawals                                                (817,148)   (1,038,422)   (1,127,893)   (1,365,634)
   Annual contract fee                                             (39)         (945)         (871)       (4,466)
                                                           -----------   -----------   -----------   -----------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                  (1,067,907)   (1,063,543)     (965,432)   (1,365,790)
                                                           -----------   -----------   -----------   -----------
Total increase (decrease) in contract owners' equity          (977,811)   (1,036,071)     (178,144)     (380,066)
Contract owners' equity at beginning of period               3,689,968     4,726,039     7,236,942     7,617,008
                                                           -----------   -----------   -----------   -----------
Contract owners' equity at end of period                   $ 2,712,157   $ 3,689,968   $ 7,058,798   $ 7,236,942
                                                           ===========   ===========   ===========   ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              Overseas Equity B             Equity Index
                                                           -----------------------   -------------------------
                                                              2006         2005          2006         2005
                                                           ----------   ----------   -----------   -----------
Income:
   Dividends                                               $  191,993   $  113,762   $   124,624   $   187,412
Expenses:
   Mortality and expense risk and administration charges       61,832       58,852       150,004       160,207
                                                           ----------   ----------   -----------   -----------
Net investment income (loss)                                  130,161       54,910       (25,380)       27,205
Net realized gain (loss)                                      265,020       20,967      (485,637)     (615,748)
Unrealized appreciation (depreciation) during the period      345,286      563,154     1,891,224       925,625
                                                           ----------   ----------   -----------   -----------
Net increase (decrease) in contract owners equity from
   operations                                                 740,467      639,031     1,380,207       337,082
Changes from principal transactions:
   Purchase payments                                           42,373       34,179       115,889       106,452
   Transfers between sub-accounts and the company              85,584     (129,363)   (1,223,405)     (694,034)
   Withdrawals                                               (669,533)    (788,911)   (1,762,753)   (1,281,190)
   Annual contract fee                                           (732)      (2,108)         (699)       (5,017)
                                                           ----------   ----------   -----------   -----------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                   (542,308)    (886,203)   (2,870,968)   (1,873,789)
                                                           ----------   ----------   -----------   -----------
Total increase (decrease) in contract owners' equity          198,159     (247,172)   (1,490,761)   (1,536,707)
Contract owners' equity at beginning of period              4,339,640    4,586,812    10,987,785    12,524,492
                                                           ----------   ----------   -----------   -----------
Contract owners' equity at end of period                   $4,537,799   $4,339,640   $ 9,497,024   $10,987,785
                                                           ==========   ==========   ===========   ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                Blue Chip D (1)            Equity Income D (1)
                                                           -------------------------   --------------------------
                                                               2006          2005          2006          2005
                                                           -----------   -----------   -----------   ------------
Income:
   Dividends                                               $    52,044   $        --   $ 1,078,590   $         --
Expenses:
   Mortality and expense risk and administration charges       281,352       213,458       193,153        140,421
                                                           -----------   -----------   -----------   ------------
Net investment income (loss)                                  (229,308)     (213,458)      885,437       (140,421)
Net realized gain (loss)                                       621,155       281,487       228,829        114,027
Unrealized appreciation (depreciation) during the period     1,084,889     2,605,129     1,079,565        878,782
                                                           -----------   -----------   -----------   ------------
Net increase (decrease) in contract owners equity from
    operations                                               1,476,736     2,673,158     2,193,831        852,388
Changes from principal transactions:
   Purchase payments                                           180,484       162,240       141,766        125,594
   Transfers between sub-accounts and the company             (647,497)   21,909,713       477,269     15,175,547
   Withdrawals                                              (3,673,394)   (2,831,742)   (2,449,054)    (2,284,901)
   Annual contract fee                                            (864)       (8,064)       (1,517)        (3,489)
                                                           -----------   -----------   -----------   ------------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                  (4,141,271)   19,232,147    (1,831,536)    13,012,751
                                                           -----------   -----------   -----------   ------------
Total increase (decrease) in contract owners' equity        (2,664,535)   21,905,305       362,295     13,865,139
Contract owners' equity at beginning of period              21,905,305            --    13,865,139             --
                                                           -----------   -----------   -----------   ------------
Contract owners' equity at end of period                   $19,240,770   $21,905,305   $14,227,434   $ 13,865,139
                                                           ===========   ===========   ===========   ============

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              Global Bond D (1)         High Yield D (1)
                                                           -----------------------   --------------------
                                                              2006         2005         2006       2005
                                                           ----------   ----------   ---------   --------
Income:
   Dividends                                               $   37,937   $       --   $  41,698   $     --
Expenses:
   Mortality and expense risk and administration charges       41,253       33,654       8,710      7,105
                                                           ----------   ----------   ---------   --------
Net investment income (loss)                                   (3,316)     (33,654)     32,988     (7,105)
Net realized gain (loss)                                      (41,586)     (22,008)      8,580     15,994
Unrealized appreciation (depreciation) during the period      148,785     (197,220)     12,012     29,538
                                                           ----------   ----------   ---------   --------
Net increase (decrease) in contract owners equity from
   operations                                                 103,883     (252,882)     53,580     38,427
Changes from principal transactions:
   Purchase payments                                           13,172       17,951       1,456     55,973
   Transfers between sub-accounts and the company              (9,451)   3,722,589      69,784    632,036
   Withdrawals                                               (633,737)    (336,355)   (124,887)   (58,529)
   Annual contract fee                                           (132)        (477)        (85)      (191)
                                                           ----------   ----------   ---------   --------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                   (630,148)   3,403,708     (53,732)   629,289
                                                           ----------   ----------   ---------   --------
Total increase (decrease) in contract owners' equity         (526,265)   3,150,826        (152)   667,716
Contract owners' equity at beginning of period              3,150,826           --     667,716         --
                                                           ----------   ----------   ---------   --------
Contract owners' equity at end of period                   $2,624,561   $3,150,826   $ 667,564   $667,716
                                                           ==========   ==========   =========   ========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Large Cap
                                                                Growth D (1, 2)          Mid Cap Stock D (1)
                                                           ------------------------   -------------------------
                                                               2006         2005          2006          2005
                                                           -----------   ----------   -----------   -----------
Income:
   Dividends                                               $    24,190   $       --   $   513,387   $        --
Expenses:
   Mortality and expense risk and administration charges        23,753       53,940       176,472       115,537
                                                           -----------   ----------   -----------   -----------
Net investment income (loss)                                       437      (53,940)      336,915      (115,537)
Net realized gain (loss)                                       433,491      (93,639)      588,503       184,563
Unrealized appreciation (depreciation) during the period      (338,376)     338,368       417,748     2,606,090
                                                           -----------   ----------   -----------   -----------
operations                                                      95,552      190,789     1,343,166     2,675,116
Changes from principal transactions:
   Purchase payments                                            54,593       58,493        91,467        98,017
   Transfers between sub-accounts and the company           (5,155,901)   5,752,947       (88,221)   10,758,957
   Withdrawals                                                (272,615)    (720,859)   (2,054,608)   (1,157,144)
   Annual contract fee                                            (427)      (2,572)           --        (2,822)
                                                           -----------   ----------   -----------   -----------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                  (5,374,350)   5,088,009    (2,051,362)    9,697,008
                                                           -----------   ----------   -----------   -----------
Total increase (decrease) in contract owners' equity        (5,278,798)   5,278,798      (708,196)   12,372,124
Contract owners' equity at beginning of period               5,278,798                 12,372,124
                                                           -----------   ----------   -----------   -----------
Contract owners' equity at end of period                   $        --   $5,278,798   $11,663,928   $12,372,124
                                                           ===========   ==========   ===========   ===========

(1) Commencement of operations, May 2, 2005, through vote of the Board of Directors.

(2) On May 1, 2006 Large Cap Growth D ceased operations through a vote of the Board of Directors.

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,


                                                                  Real Estate            Capital
                                                               Securities D (1)       Appreciation
                                                           ------------------------       D (3)
                                                               2006          2005         2006
                                                           -----------   ----------   ------------
Income:
   Dividends                                               $ 1,987,356   $       --    $       --
Expenses:
   Mortality and expense risk and administration charges       143,645       89,232        44,097
                                                           -----------   ----------    ----------
Net investment income (loss)                                 1,843,711      (89,232)      (44,097)
Net realized gain (loss)                                       232,948       90,424       (36,499)
Unrealized appreciation (depreciation) during the period     1,209,445    1,146,405        77,581
                                                           -----------   ----------    ----------
Net increase (decrease) in contract owners equity from
   operations                                                3,286,104    1,147,597        (3,015)
Changes from principal transactions:
   Purchase payments                                            48,048       38,093        46,684
   Transfers between sub-accounts and the company             (190,302)   9,220,468     5,218,692
   Withdrawals                                              (1,379,249)    (652,064)     (676,924)
   Annual contract fee                                            (156)      (2,487)         (604)
                                                           -----------   ----------    ----------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                  (1,521,659)   8,604,010     4,587,848
                                                           -----------   ----------    ----------
Total increase (decrease) in contract owners' equity         1,764,445    9,751,607     4,584,833
Contract owners' equity at beginning of period               9,751,607           --            --
                                                           -----------   ----------    ----------
Contract owners' equity at end of period                   $11,516,052   $9,751,607    $4,584,833
                                                           ===========   ==========    ==========

(1) Commencement of operations, May 2, 2005, through a vote of the Board of Directors.

(3) Commencement of operations, April 28, 2006, through a vote of the Board of Directors.

See accompanying notes.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
  STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Total
                                                           ---------------------------
                                                               2006            2005
                                                           ------------   ------------
Income:
   Dividends                                               $ 20,320,446   $  8,554,648
Expenses:
   Mortality and expense risk and administration charges      4,392,776      4,512,031
                                                           ------------   ------------
Net investment income (loss)                                 15,927,670      4,042,617
Net realized gain (loss)                                     (8,743,428)    (9,542,171)
Unrealized appreciation (depreciation) during the period     21,360,139     23,063,585
                                                           ------------   ------------
Net increase (decrease) in contract owners equity from
   operations                                                28,544,381     17,564,031
Changes from principal transactions:
   Purchase payments                                          2,158,766      2,846,269
   Transfers between sub-accounts and the company            (3,342,874)    65,899,006
   Withdrawals                                              (55,686,582)   (50,956,671)
   Annual contract fee                                           (6,884)      (230,597)
                                                           ------------   ------------
Net increase (decrease) in contract owners' equity from
   principal transactions:                                  (56,877,574)    17,558,007
                                                           ------------   ------------
Total increase (decrease) in contract owners' equity        (28,333,193)    35,122,038
Contract owners' equity at beginning of period              339,543,368    304,421,330
                                                           ------------   ------------
Contract owners' equity at end of period                   $311,210,175   $339,543,368
                                                           ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Accommodator 2000, Independence Preferred, Independence Preferred 2000, and Patriot Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of nineteen sub-accounts which are invested exclusively in shares of a corresponding portfolio of the John Hancock Trust (the "Trust").

Prior to May 2, 2005, the assets of each sub-account were invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Series Trust). On May 2, 2005, the Series Trust underwent a re-organization, whereby the net assets of the Funds of the Series Trust were acquired by Portfolios of the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable annuities. As a result, certain sub-accounts previously invested in Funds of the Series Trust ceased operations on May 2, 2005. Simultaneously, the Account created new sub-accounts, which commenced operations on May 2, 2005, to invest in the NAV Series Share Class of the corresponding Portfolios of the Trust that acquired the previous corresponding Portfolios of the Series Trust.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer two classes of units to fund variable annuity contracts issued by JHLICO. These classes, Class A and Class B, respectively, represent an interest in the same Portfolio, but in different classes of that Portfolio. Class A represents interests in Series I shares of the Portfolio and Class B represents interests in Series II shares of the Portfolio. Series I and Series II shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds transferred to newly created sub-accounts as follows:

Terminated           Funds Transferred to
----------           --------------------
Large Cap Growth     Blue Chip D
Earnings Growth      Large Cap Growth D
Large Cap Value      Equity Income D
Fundamental Value    Equity Income D
Mid Cap Growth       Mid Cap Stock D
Real Estate Equity   Real Estate Securities D
High Yield Bond      High Yield D
Global Bond          Global Bond D

On April 28, 2006, the Capital Appreciation D sub-account commenced operations through a vote of the Board of Directors.

On May 1, 2006, the Large Cap Growth D sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Capital Appreciation D sub-account.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments in shares of the Trust are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHLICO and may result in additional amounts being transferred into the variable annuity account by JHLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to JHLICO. The total contracts in payout were $1,762,232 as of December 31, 2006.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the JHLICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, JHLICO does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. JHLICO will review periodically the status of this decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Account.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

EXPENSES

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 1.00% to 1.50%, depending on the type of contract, of net assets of the sub-accounts.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefits, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or JHLICO for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2006.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

In September, 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Account beginning January 1, 2008 and will then be generally prospectively applicable. The Account is still evaluating the impact SFAS No. 157 will have on its financial position or results of operations.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Portfolios of the Trust at December 31, 2006 were as follows:

                                       Details of Investments
                             ------------------------------------------
Sub-account                  Shares Owned       Cost           Value
-----------                  ------------   ------------   ------------
Active Bond                    2,361,129    $ 22,524,309   $ 23,351,568
International Equity Index       332,935       5,034,554      7,084,850
Money Market                   8,079,833       8,079,833      8,079,833
Bond Index                       114,886       1,135,582      1,168,388
Mid Cap Value B                  133,871       1,529,760      1,827,344
Small Cap Value                  127,812       2,236,238      2,629,090
Growth & Income                4,845,363      65,651,850     66,042,299
Managed                        8,397,607     117,285,278    112,695,883
Short-Term Bond                  268,797       2,665,380      2,712,157
Small Cap Emerging Growth        611,681       4,765,376      7,058,798
Overseas Equity B                316,003       3,232,588      4,537,799
Equity Index                     523,829       8,452,339      9,497,024
Blue Chip D                      993,841      15,550,752     19,240,770
Equity Income D                  769,466      12,269,087     14,227,434
Global Bond D                    176,027       2,672,996      2,624,561
High Yield D                      62,800         626,015        667,564
Mid Cap Stock D                  685,710       8,640,091     11,663,928
Real Estate Securities D         417,551       9,160,202     11,516,052
Capital Appreciation D           504,938       4,507,251      4,584,833

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust during 2006 were as follows:

                               Details of Investments
                             -------------------------
Sub-account                   Purchases       Sales
-----------                  -----------   -----------
Active Bond                  $ 1,029,326   $ 5,369,578
International Equity Index     1,196,260     1,685,915
Money Market                   3,697,339     4,339,027
Bond Index                       383,646       710,676
Mid Cap Value B                  552,300       557,995
Small Cap Value                  779,259       428,450
Growth & Income                4,737,247    13,001,107
Managed                       10,248,330    23,915,181
Short-Term Bond                  326,539     1,322,175
Small Cap Emerging Growth        998,834     2,066,942
Overseas Equity B                460,840       872,988
Equity Index                     539,644     3,435,993
Blue Chip D                      281,395     4,651,974
Equity Income D                2,119,339     3,065,438
Global Bond D                    247,421       880,885
High Yield D                     171,962       192,705
Large Cap Growth D               199,397     5,573,310
Mid Cap Stock D                  842,020     2,556,466
Real Estate Securities D       2,272,083     1,950,032
Capital Appreciation D         5,312,002       768,252

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                                Dividend Income           Capital Gain
                                 Distribution             Distributuion                  Total
                             ---------------------   -----------------------   ------------------------
Sub-account                     2006        2005        2006         2005          2006         2005
-----------                  ----------   --------   ----------   ----------   -----------   ----------
Active Bond                  $  725,508   $390,795   $       --   $   66,763   $   725,508   $  457,558
International Equity Index       56,293     66,709       55,054      474,212       111,347      540,921
Money Market                    378,744    281,366           --           --       378,744      281,366
Bond Index                       47,692     30,057           --           --        47,692       30,057
Mid Cap Value B                   5,299        663      133,921       21,322       139,220       21,985
Small Cap Value                   2,499      3,405      402,253       26,312       404,752       29,717
Growth & Income                 373,167    127,781    3,938,809    3,041,900     4,311,976    3,169,681
Managed                       1,831,794    829,481    8,199,392    2,667,230    10,031,186    3,496,711
Short-Term Bond                 118,202     67,931           --           --       118,202       67,931
Small Cap Emerging
   Growth                            --         --           --      157,547            --      157,547
Overseas Equity B                39,875     22,802      152,118       90,960       191,993      113,762
Equity Index                    124,624     56,193           --      131,219       124,624      187,412
Blue Chip D                      52,044         --           --           --        52,044           --
Equity Income D                 216,666         --      861,924           --     1,078,590           --
Global Bond D                        --         --       37,937           --        37,937           --
High Yield D                     41,698         --           --                     41,698           --
Large Cap Growth D               24,190         --           --           --        24,190           --
Mid Cap Stock D                      --         --      513,387           --       513,387           --
Real Estate Securities D        192,983         --    1,794,373           --     1,987,356           --

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                           FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                              AT DECEMBER 31,             ----------------------------------------------
                                  -------------------------------------   EXPENSE RATIO   INVESTMENT      TOTAL RETURN
                                   UNITS    UNIT FAIR VALUE     ASSETS      HIGHEST TO      INCOME         HIGHEST TO
SUB-ACCOUNT                       (000S)   HIGHEST TO LOWEST    (000S)       LOWEST*        RATIO**        LOWEST***
-----------                       ------   -----------------   --------   -------------   ----------   -----------------
Active Bond                2006      905    $31.67 to $16.11   $ 23,351      1.5% to 1%    2.89%         3.50% to 2.99%
                           2005    1,109     30.68 to 15.57      27,346       1.5 to 1     1.34          1.52 to 1.02
                           2004    1,292     30.28 to 17.78      30,984     1.5 to 1.25    3.38          3.45 to 3.19
                           2003    1,505     29.27 to 17.23      34,887     1.5 to 1.25    4.37          5.16 to 4.89
                           2002    1,794     27.84 to 16.43      38,794     1.5 to 1.25    5.19          5.94 to 5.66

International Equity
   Index                   2006      290     31.14 to 16.33       7,085       1.5 to 1     0.87          25.85 to 25.22
                           2005      318     24.81 to 13.01       6,143       1.5 to 1     1.22          15.68 to 15.10
                           2004      334     15.15 to 11.44       5,534       1.5 to 1     2.23          19.06 to 18.46
                           2003      364     12.79 to 9.61        5,061       1.5 to 1     2.93          40.57 to 39.88
                           2002      410     12.91 to 6.77        4,048       1.5 to 1     1.79        (15.97) to (16.44)

Money Market               2006      514     19.12 to 12.86       8,080       1.5 to 1     4.59           3.67 to 3.15
                           2005      574     18.49 to 12.40       8,717       1.5 to 1     2.89           1.94 to 1.43
                           2004      711     18.19 to 12.80      10,627     1.5 to 1.25    1.05         (0.17) to (.42)
                           2003    1,039     18.22 to 12.85      15,484     1.5 to 1.25    0.96         (0.30) to (0.55)
                           2002    1,495     18.27 to 12.93      22,305     1.5 to 1.25    1.46            0.22 to 0

Bond Index                 2006       88     13.70 to 13.15       1,168       1.5 to 1     3.45           3.03 to 2.52
                           2005      115     13.30 to 12.83       1,484       1.5 to 1     1.71           1.38 to 0.87
                           2004      152     13.12 to 12.72       1,944       1.5 to 1     4.54           3.02 to 2.50
                           2003      207     12.74 to 12.41       2,588       1.5 to 1     4.24           2.57 to 2.06
                           2002      291     12.42 to 12.16       3,562       1.5 to 1     5.14           8.85 to 8.28

Mid Cap Value B            2006       81     23.66 to 21.77       1,827       1.5 to 1     0.31          19.15 to 18.55
                           2005       87     19.85 to 18.32       1,654       1.5 to 1     0.04           6.32 to 5.79
                           2004       81     18.12 to 17.53       1,447       1.5 to 1     0.32          17.56 to 16.97
                           2003       82     15.49 to 14.91       1,258       1.5 to 1     4.14          43.71 to 42.99
                           2002       72     10.94 to 10.27         769       1.5 to 1     0.48        (16.02) to (16.44)

Small Cap Value            2006      100     26.32 to 26.14       2,629      1.5 to 1.4    0.11          17.66 to 17.54
                           2005      102     22.37 to 22.24       2,267      1.5 to 1.4    0.15           7.69 to 7.58
                           2004      108     20.76 to 20.66       2,234      1.5 to 1.4    0.87          23.62 to 23.50
                           2003      113     16.79 to 16.73       1,885      1.5 to 1.4    0.67          36.05 to 35.92
                           2002      107     12.34 to 12.31       1,312      1.5 to 1.4    0.58         (7.77) to (7.79)

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES -- (CONTINUED)

                                                                           FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                              AT DECEMBER 31,             ----------------------------------------------
                                  -------------------------------------   EXPENSE RATIO   INVESTMENT      TOTAL RETURN
                                   UNITS    UNIT FAIR VALUE     ASSETS      HIGHEST TO      INCOME         HIGHEST TO
SUB-ACCOUNT                       (000S)   HIGHEST TO LOWEST    (000S)       LOWEST*        RATIO**        LOWEST***
-----------                       ------   -----------------   --------   -------------   ----------   -----------------
Growth & Income            2006    1,797    $59.91 to $16.28   $ 66,042     1.5% to 1%     0.55%       11.60% to 11.05%
                           2005    2,149     53.82 to 14.58      70,596      1.5 to 1      0.18           7.90 to 7.36
                           2004    2,477     50.00 to 21.23      75,401    1.5 to 1.25     1.08           9.58 to 9.31
                           2003    2,842     45.63 to 19.42      78,354    1.5 to 1.25     0.89          22.80 to 22.50
                           2002    3,303     37.16 to 15.86      73,468    1.5 to 1.25     0.71        (23.14) to (23.31)

Managed                    2006    3,400     42.29 to 11.86     112,696      1.5 to 1      1.54           6.41 to 5.88
                           2005    4,187     39.84 to 11.17     128,090      1.5 to 1      0.61           1.69 to 1.18
                           2004    4,903     39.28 to 20.27     146,797    1.5 to 1.25     1.87           6.84 to 6.57
                           2003    5,563     36.76 to 19.02     156,045    1.5 to 1.25     3.20          17.52 to 17.23
                           2002    6,503     31.28 to 8.77      153,694      1.5 to 1      1.75        (14.15) to (14.49)

Short-Term Bond            2006      178     15.70 to 12.79       2,712      1.5 to 1      3.75           3.53 to 2.99
                           2005      249     15.20 to 12.39       3,690      1.5 to 1      1.63           1.18 to 0.65
                           2004      322     14.71 to 12.46       4,726      1.5 to 1      2.95          0.41 to (0.09)
                           2003      414     14.72 to 12.41       6,039      1.5 to 1      3.41           1.74 to 1.23
                           2002      501     14.82 to 12.08       7,229      1.5 to 1      4.26           4.63 to 4.08

Small Cap Emerging
   Growth                  2006      490     15.04 to 11.95       7,059      1.5 to 1      0.00(a)       12.34 to 11.78
                           2005      562     13.42 to 10.67       7,237      1.5 to 1      0.00(a)       16.17 to 15.60
                           2004      684     11.33 to 9.34        7,617      1.5 to 1      0.00(a)        8.36 to 7.82
                           2003      270     10.51 to 8.62        2,778      1.5 to 1      0.00          47.34 to 46.62
                           2002      257      7.29 to 5.79        1,790      1.5 to 1      0.18        (28.92) to (29.29)

Overseas Equity B          2006      291     16.67 to 13.33       4,538      1.5 to 1      0.90          18.57 to 17.98
                           2005      329     14.09 to 11.27       4,340      1.5 to 1      0.54          17.24 to 16.65
                           2004      404     11.79 to 9.78        4,587      1.5 to 1      0.48           9.90 to 9.37
                           2003      209     10.78 to 8.90        2,156      1.5 to 1      1.47          31.05 to 30.39
                           2002      237      8.41 to 6.72        1,874      1.5 to 1      0.64        (19.07) to (19.47)

Equity Index               2006      475     22.06 to 11.72       9,497      1.5 to 1      1.17          14.42 to 13.84
                           2005      634     19.33 to 10.27      10,988      1.5 to 1      0.50           3.61 to 3.09
                           2004      743     18.30 to 10.08      12,524      1.5 to 1      1.78           9.60 to 9.05
                           2003      813     16.78 to 9.20       12,639      1.5 to 1      2.91          27.16 to 26.51
                           2002      901     13.49 to 7.16       11,043      1.5 to 1      1.34        (23.17) to (23.49)

Blue Chip D                2006      728     53.09 to 8.47       19,241      1.5 to 1      0.26           8.50 to 7.95
                           2005      917     49.06 to 7.82       21,905      1.5 to 1      0.00(a,b)   12.79 to 12.40(b)

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES -- (CONTINUED)

                                                                           FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             AT DECEMBER 31,              ----------------------------------------------
                                  -------------------------------------   EXPENSE RATIO   INVESTMENT      TOTAL RETURN
                                   UNITS    UNIT FAIR VALUE     ASSETS      HIGHEST TO      INCOME         HIGHEST TO
SUB-ACCOUNT                       (000S)   HIGHEST TO LOWEST    (000S)       LOWEST*        RATIO**        LOWEST***
-----------                       ------   -----------------   --------   -------------   ----------   -----------------
Equity Income D            2006      597    $26.34 to $16.57   $ 14,227     1.5% to 1%     1.58%        17.87% to 17.28%
                           2005      685     22.34 to 14.09      13,865      1.5 to 1      0.00(a,b)     6.14 to 5.78(b)

Global Bond D              2006      154     18.35 to 14.41       2,625      1.5 to 1      0.00           4.23 to 3.71
                           2005      191     17.60 to 13.86       3,151      1.5 to 1      0.00(a,b)   (6.60) to (6.91)(b)

High Yield D               2006       57     12.07 to 11.59         668      1.5 to 1      6.64           9.38 to 8.82
                           2005       62     11.03 to 10.65         668      1.5 to 1      0.00(a,b)     5.89 to 5.53(b)

Large Cap Growth D         2006       --     13.23 to 3.78           --      1.5 to 1      0.47(b)      1.98 to 1.82(b)
                           2005      634     12.98 to 3.71        5,279      1.5 to 1      0.00(a,b)    6.31 to 5.94(b)

Mid Cap Stock D            2006      353     33.84 to 23.65      11,664      1.5 to 1      0.00          12.53 to 11.97
                           2005      420     30.15 to 21.01      12,372      1.5 to 1      0.00(a,b)   26.38 to 25.95(b)

Real Estate Securities D   2006      190     78.20 to 31.55      11,516      1.5 to 1      1.82         36.79 to 36.11
                           2005      219     57.17 to 23.12       9,752      1.5 to 1      0.00(a,b)   13.08 to 12.70(b)

Capital Appreciation D     2006      528     13.36 to 3.81        4,585      1.5 to 1      0.00(a,b)    0.99 to 0.65(b)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES -- (CONTINUED)

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the sub-account subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)  Portfolio distributed no dividends during the period.

(b) There were no new sub-accounts added or closed during 2004,2003,or 2002. The commencement and closing of sub-account operations for years 2005 and 2006 are as follows:

   Sub-accounts Opened       2006      2005
   -------------------       ----      ----
Blue Chip D                           May 2
Equity Income D                       May 2
Global Bond D                         May 2
High Yield D                          May 2
Large Cap Growth D                    May 2
Mid Cap Stock D                       May 2
Real Estate Securities D              May 2
Capital Appreciation D     April 28

   Sub-accounts Closed       2006      2005
   -------------------       ----      ----
Large Cap Growth                      May 2
Earnings Growth                       May 2
Large Cap Value                       May 2
Fundamental Value                     May 2
Mid Cap Growth                        May 2
Real Estate Equity                    May 2
High Yield Bond                       May 2
Global Bond                           May 2
Large Cap Growth D           May 1

                JOHN HANCOCK VARIABLE ANNUITY SEPARATE ACCOUNT V
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2006

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.


JHLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.